     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2000

                                                     1933 ACT FILE NO. 333-92287

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------
                                    FORM N-2

                        (Check Appropriate Box or Boxes)


/ /              REGISTRATION STATEMENT UNDER
                  THE SECURITIES ACT OF 1933

               /X/ Pre-Effective Amendment No. 3
               / / Post-Effective Amendment No.


                         ------------------------------
                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

               (Exact name of registrant as specified in charter)

                          991 FOLSOM STREET, SUITE 301
                            SAN FRANCISCO, CA 94107

(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                         ------------------------------

                                 (415) 977-6150

              (Registrant's Telephone Number, Including Area Code)
                         ------------------------------

                                ANDREW E. SINGER
                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                          991 FOLSOM STREET, SUITE 301
                            SAN FRANCISCO, CA 94107

(Name and Address (Number, Street, City, State, Zip Code) of Agent For Service)
                         ------------------------------

                                   COPIES TO:

         Michael J. Halloran
           John L. Donahue                          Steven N. Robinson
           Daniel L. Cullum                 Cleary, Gottlieb, Steen & Hamilton
    Pillsbury Madison & Sutro LLP             2000 Pennsylvania Avenue, N.W.
   50 Fremont Street, P.O. Box 7880               Washington, D.C. 20006
     San Francisco, CA 94120-7880

                         ------------------------------

 Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

    It is proposed that this filing will become effective (check appropriate box):

        / / when declared effective pursuant to Section 8(c).

    A registration fee in the amount of $132,000 was paid concurrently with the initial filing of this Registration Statement on December 7, 1999.
                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

                             CROSS REFERENCE SHEET


         NO.                       DESCRIPTION                                  LOCATION
---------------------   ----------------------------------  -------------------------------------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS

Item 1.                 Outside Front Cover                 Outside Front Cover

Item 2.                 Inside Front and Outside Back       Inside Front and Outside Back Cover
                        Cover

Item 3.                 Fee Table and Synopsis              Fee Table and Synopsis

Item 4.                 Financial Highlights                Not Applicable

Item 5.                 Plan of Distribution                Underwriting

Item 6.                 Selling Shareholders                Not Applicable

Item 7.                 Use of Proceeds                     Use of Proceeds

Item 8.                 General Description of the          Outside Front Cover Page; Prospectus Summary;
                        Registrant                          Business; Risk Factors

Item 9.                 Management                          Management; Directors and Officers; The
                                                            Investment Adviser; The Investment Sub-Adviser;
                                                            Potential Conflicts of Interest (SAI); Risk
                                                            Factors

Item 10.                Capital Stock, Long-Term Debt and   Description of Capital Stock; Distributions;
                        Other Securities                    Dividend Reinvestment Plan

Item 11.                Defaults and Arrears on Senior      Not Applicable
                        Securities

Item 12.                Legal Proceedings                   Not Applicable

Item 13.                Table of Contents of the Statement  Table of Contents of the Statement of Additional
                        of Additional Information           Information

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.                Cover Page                          Cover Page (SAI)

Item 15.                Table of Contents                   Table of Contents of the Statement of Additional
                                                            Information (SAI)

Item 16.                General Information and History     Not Applicable

Item 17.                Investment Objective and Policies   Prospectus Summary; Investment Objective and
                                                            Principal Strategies; Risk Factors; Business;
                                                            Investment Company Act Regulation; Investment
                                                            Policies (SAI); Investment Company Act Regulation
                                                            (SAI)

Item 18.                Management                          Management (Item 9)

Item 19.                Control Persons and Principal       Management; The Investment Adviser; The
                        Holders of Securities               Investment Sub-Adviser; Potential Conflicts of
                                                            Interest (SAI)

Item 20.                Investment Advisory and Other       The Investment Adviser; The Investment
                        Services                            Sub-Adviser; Transfer Agent and Registrar;
                                                            Dividend Disbursing Agent; Custodian;
                                                            Sub-Administrator (SAI)

         NO.                       DESCRIPTION                                  LOCATION
---------------------   ----------------------------------  -------------------------------------------------
Item 21.                Brokerage Allocation and Other      Fee Table and Synopsis; Prospectus Summary; The
                        Practices                           Offering; Underwriting

Item 22.                Tax Status                          Distributions; Federal Income Tax Matters (SAI)

Item 23.                Financial Statements                Statement of Assets and Liabilities

PART C--OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      SUBJECT TO COMPLETION--MARCH 2, 2000

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS
--------------------------------------------------------------------------------


                                5,000,000 Shares


                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

                 AN INFORMATION TECHNOLOGY VENTURE CAPITAL FUND

                                  Common Stock
-------------------------------------------------------------------------


meVC Draper Fisher Jurvetson Fund I, Inc., or the Fund, is offering up to 5,000,000 shares of its common stock. We are a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. We will invest in companies that we believe have high growth potential over the long term.



You must purchase a minimum of 100 of our shares to participate in this offering. There is currently no public market for our shares. We have applied to list our shares on the New York Stock Exchange under the symbol "MVC," but trading will commence not later than 90 days from the date of the offering. Prior to this date, we have requested that the securities exchanges not trade our shares and the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. Consequently, an investment in our shares will be illiquid, at least in the short term. Additionally, the stock of closed-end investment companies frequently trades at a discount to net asset value and we cannot assure you that our stock will not also be discounted in the market. Due to a variety of factors, including our lack of prior operating history, the substantial risk associated with the portfolio companies in which we intend to invest, the illiquid nature of a substantial majority of our portfolio company investments and the uncertainty associated with valuing our portfolio investments, an investment in our stock involves a high degree of risk. You could lose some or all of your investment. We do not presently intend to use borrowed funds to make investments, although we may do so in the future.



                                                          Per Share           Total
Public offering price..................................     $20.00              $
Sales load.............................................     $1.00               $
Proceeds, before expenses, to the Fund.................     $19.00              $


SEE "RISK FACTORS" ON PAGES 10 TO 15 FOR FACTORS THAT YOU SHOULD CONSIDER BEFORE INVESTING IN SHARES OF OUR COMMON STOCK.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


The underwriters may purchase up to 750,000 additional shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load
and proceeds before expenses to the Fund will be $              ,
$              and $              , respectively.


                          PRUDENTIAL VOLPE TECHNOLOGY
   A UNIT OF PRUDENTIAL SECURITIES


RAYMOND JAMES & ASSOCIATES, INC.       DLJDIRECT INC.

         GRUNTAL & CO.            FIDELITY CAPITAL MARKETS
                                   A DIVISION OF NATIONAL
                                     FINANCIAL SERVICES
                                        CORPORATION



            , 2000

                               TABLE OF CONTENTS



                                          PAGE
                                        --------
Prospectus Summary....................      4

The Offering..........................      7

Fee Table and Synopsis................      9

Risk Factors..........................     10

Use of Proceeds.......................     17

Business..............................     18

Investment Objective And Principal
  Strategies..........................     19

Management............................     23

Directors and Officers................     23

The Investment Adviser................     25

The Investment Sub-Adviser............     26

Valuation of Portfolio Securities.....     32



Investment Company Act Regulation.....     34
                                          PAGE
                                        --------

Description of Capital Stock..........     36

Distributions.........................     39

Dividend Reinvestment Plan............     39

Underwriting..........................     41

Legal Matters.........................     43

Experts...............................     43

Table of Contents of the Statement
  of Additional Information...........     44

Additional Information................     45

Report of Independent Accountants.....     46

Financial Statements..................     47


--------------------------------------------------------------------------------


    THIS PROSPECTUS CONCISELY PROVIDES THE INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING IN SHARES OF OUR COMMON STOCK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. WE HAVE INCLUDED MORE INFORMATION ABOUT US IN A STATEMENT OF ADDITIONAL INFORMATION, OR SAI, THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE SAI IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. WE HAVE INCLUDED THE TABLE OF CONTENTS OF THE SAI ON PAGE 44. YOU MAY OBTAIN A COPY OF THE SAI FREE OF CHARGE BY WRITING TO US AT 991 FOLSOM STREET, SUITE 301, SAN FRANCISCO, CALIFORNIA 94107,
ATTN: SECRETARY, OR BY CALLING (800) 830-1822. THE PROSPECTUS AND SAI WILL BE AVAILABLE ON OUR WEBSITE AT HTTP://WWW.MEVC.COM/MEVC DRAPERFUND.ASP AND ARE AVAILABLE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. THE INFORMATION ON THE WEBSITE OF THE PARENT COMPANY OF OUR INVESTMENT ADVISER, HTTP://WWW.MEVC.COM, IS NOT A PART OF THIS PROSPECTUS.


--------------------------------------------------------------------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS AND THE SAI. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. WE ARE NOT OFFERING SHARES OF OUR COMMON STOCK FOR SALE IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ON ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

    This summary highlights information contained elsewhere in this prospectus. This summary is not complete and is not intended to contain all of the information that investors should consider before investing in our shares. You should read the entire prospectus carefully before purchasing our shares.

                                    THE FUND


    We are a newly organized, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. Our investment adviser is meVC Advisers, Inc., or meVC Advisers. Our investment sub-adviser is Draper Fisher Jurvetson MeVC Management Co., LLC, or Draper Advisers. Both meVC Advisers and Draper Advisers have filed an application with the Securities and Exchange Commission to register as an investment adviser under the Investment Advisers Act.


    meVC Advisers will implement our investment objective and strategies, and will set our strategic and operational direction. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance.


    Draper Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies. The managing member of Draper Advisers is John M. Grillos, who has over ten years of venture capital experience and twenty years of entrepreneurial, professional and managerial experience in the information technology industry. The non-managing members of Draper Advisers include the senior investment professionals of Draper Fisher Jurvetson and its nationwide network of seven affiliated venture capital firms in eight regional locations. Collectively, the members of Draper Advisers have over 100 years of investing and entrepreneurial management experience, have raised over one billion dollars across 16 venture capital funds and have invested in over 150 companies.



    The managing member of Draper Advisers will be responsible for the investment recommendations of Draper Advisers to the Fund. The non-managing members of Draper Advisers will be the source of much of our deal flow by presenting potential investment opportunities to the managing member for evaluation. The non-managing members will also provide post-investment managerial assistance to many of our portfolio companies. The members of Draper Advisers have raised capital for and are managing their own private venture capital funds and we anticipate that many of our investments will be co-investments with these private funds or follow-on investments in portfolio companies in which one or more of our affiliated funds has previously invested. The non-managing members of Draper Advisers will not make or otherwise participate in investment decisions on our behalf and have no obligation to provide services to us on an exclusive basis.


                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


    Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. Venture capital investments are typically long-term investments in technology-based companies with high growth potential whose stock is not publicly traded. We seek capital appreciation by investing only in companies that we believe have high growth potential over the long term. We intend to invest in companies in various stages of development, with an emphasis on companies in their second or third round of financing, called an expansion round, and companies in their final round of financing prior to an anticipated merger or initial public offering, called a mezzanine round. We believe that mezzanine and expansion round investments will allow us to make larger investments with lower risk and an earlier opportunity for realization of gains. We may also use a portion of our capital to invest in start-up companies in their first round of financing, called a seed round. Seed rounds generally present the potential for larger gains, but are riskier and generally require a longer holding period than mezzanine and expansion round financing.

    After carefully selecting our portfolio companies, we will seek to enhance their competitiveness by offering to provide managerial assistance, including assistance in preparing for future rounds of private or public financing, recruiting management, refining business strategy, assisting with general business operations and making introductions to venture firms, investment banks and other potential sources of capital. We will seek to provide returns to our stockholders through long-term appreciation in the value of our portfolio companies and through distributions of capital gains on our investments. In addition, if a portfolio company is sold, merged or goes public, we may distribute cash or stock in either the portfolio company or the acquiring company.

                              INVESTMENT RATIONALE

    Information technology, including Internet, e-commerce, telecommunications, networking, software and information services, is one of the most rapidly growing sectors of the U.S. economy. Many new companies are at the forefront of innovation in these industries. The Internet, in particular, has created a playing field where information technology businesses can grow at an unprecedented pace. By moving quickly, new companies can position themselves as leaders in their respective markets, often attracting key strategic partners and influential early adopting customers. These new companies often build category-defining brands that create an ongoing competitive advantage. We intend to invest in companies that we believe have the greatest potential to become leading information technology businesses. There can be no assurance, however, that we will achieve our investment objective or that the performance of the companies in which we make investments will be as anticipated.

                HISTORICAL PERFORMANCE OF VENTURE CAPITAL FUNDS


    Based upon information provided by Venture Economics, the venture capital industry as a whole has experienced long-term returns that have exceeded the S&P 500 Index by over 8% per year for a one, five and ten year period. According to Venture Economics, for all reporting venture capital funds formed between 1988 and 1998, the historical annual rate of return, net of fees and expenses, as of September 30, 1999 was as follows:


                                                1 YEAR RETURN   5 YEAR RETURN   10 YEAR RETURN
                                                -------------   -------------   --------------
Later Stage Venture Capital (1)(2)............      58.3%           34.6%            29.6%
Balanced Venture Capital (1)(3)...............      55.9%           37.0%            24.9%
All Venture Capital (1).......................      68.6%           41.1%            27.6%
S&P 500 Index (4).............................      27.8%           25.0%            16.8%

------------------------------


(1) The venture capital return figures were calculated by Venture Economics, a division of Thompson Financial Securities Data. These figures represent the pooled internal rates of return of venture capital funds, or pooled IRR. Unlike the S&P 500 Index, pooled IRR is a method of calculating an aggregate internal rate of return for a group of venture capital funds by summing cash flows together and calculating the internal rate of return on the portfolio cash flow. These benchmarks include all funds formed between 1988 and 1998 as of September 30, 1999. Data is net of fees and carried interest.


(2) Later stage venture capital funds generally focus their investments on mezzanine and expansion rounds of financing.

(3) Balanced venture capital funds invest in all stages of venture financing, including seed, mezzanine and expansion rounds.

(4) S&P 500 Index as of September 30, 1999, according to Standard & Poor's.


    Past performance of the venture capital industry is not neccesarily indicative of that sector's future performance, nor is it a proxy for predicting the returns of the Fund. We cannot guarantee that we will meet or exceed the rates of return historically realized by the venture capital industry as a whole. Moreover, our overall return will be reduced by certain factors related to our structure as a publicly-traded business development company. Such factors include the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, as compared to many venture capital funds that draw capital from investors periodically to make investments and do not commit significant capital to short-term liquid investments. In addition, periodic disclosure is required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.

         COMPENSATION OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

    As compensation for its investment advisory and management and administrative services, we have agreed to pay meVC Advisers an annual management fee equal to 2.5% of our average weekly net assets, payable in monthly installments. We have also agreed to pay meVC Advisers annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses. Payment of this type of incentive compensation, referred to as a "carried interest," is typical in the venture capital industry. Carried interest payments provide an economic incentive for venture capital fund managers to select investments with the potential to achieve the greatest increase in value over time. We believe that payment of a carried interest is an important component of our ability to attract and retain high quality venture capital fund managers.


    As payment for its services as our investment sub-adviser, meVC Advisers has agreed to pay Draper Advisers 40% of the management fee, or an annual fee equal to 1.0% of our average weekly net assets, payable in monthly installments. meVC Advisers has also agreed to pay Draper Advisers additional compensation equal to 90% of any carried interest payment it receives from us.


                           CLOSED-END FUND STRUCTURE


    We are a newly-organized closed-end fund. Closed-end funds differ from open-end funds (which are commonly referred to as mutual funds) in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. Trading in our shares will commence not later than 90 days from the date of the offering. Prior to this date, we have requested that the securities exchanges not trade our shares and the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. With a mutual fund, shares may be redeemed or bought back by the mutual fund at "net asset value" if a shareholder wishes to sell the shares of the fund. Also, mutual funds generally offer new shares of the fund on a continuous basis to new investors, whereas closed-end funds do not. In addition, shares of closed-end funds frequently trade at a discount to their net asset value. In particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time.


                                  LIQUIDATION


    Our board of directors may elect to liquidate the Fund and distribute to our
stockholders any proceeds in cash or securities after          , 2010 if it
believes doing so would be in our stockholders' best interests.


                             ADDITIONAL INFORMATION


    We were incorporated in Delaware in December 1999. Our executive offices are located at 991 Folsom Street, Suite 301, San Francisco, California 94107 and our telephone number is (800) 830-1822. Our website address is HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP. The information contained on the website of the parent of our investment adviser, HTTP://WWW.MEVC.COM, is not a part of this prospectus.

                                  THE OFFERING


Shares offered by the Fund................  5,000,000 shares

Minimum investment........................  100 shares

Investment objective......................  Our investment objective is long-term capital appreciation from venture capital investments in
                                            information technology companies, primarily in the
                                            Internet, e-commerce, telecommunications, networking,
                                            software and information services industries. Venture
                                            capital investments are typically long-term investments
                                            in companies with a high growth potential whose stock is
                                            not publicly traded. We seek capital appreciation by
                                            investing in companies that we believe have high growth
                                            potential over the long term.

Investment advisory services..............  Our investment adviser is meVC Advisers, Inc., or meVC
                                            Advisers, and our investment sub-adviser is Draper
                                            Fisher Jurvetson MeVC Management Co., LLC, or Draper
                                            Advisers.

Principal strategies......................  meVC Advisers and Draper Advisers will use the following principal strategies to achieve our investment
                                            objective:

                                            - Focus on mezzanine and expansion round venture capital
                                              investments.
                                            - Build on the expertise, contacts and deal flow of
                                            Draper Fisher Jurvetson and its growing venture capital
                                              affiliate network.
                                            - Direct our investments to information technology
                                            companies, primarily in the Internet, e-commerce,
                                              telecommunications, networking, software and
                                              information services industries, and to companies
                                              operating in other new or emerging markets.
                                            - Exercise investment discipline through proactive risk
                                              management and diversification.
                                            - Enhance the competitiveness of our portfolio companies
                                            by offering to provide managerial assistance.

Use of proceeds...........................  We will use the net proceeds from the offering to invest in portfolio companies in accordance with our investment
                                            objective and strategies. The maximum gross proceeds to
                                            be raised in this offering will be limited to
                                            $500 million, not including any proceeds from the
                                            exercise of the underwriters' over-allotment option. We
                                            plan to reserve approximately 20% of the net offering
                                            proceeds for follow-on investments and future management
                                            fees. We expect to invest the net proceeds after
                                            reserves in accordance with our investment objective at
                                            the following rate: approximately 20% to 25% at or about
                                            six months from the offering date, approximately 50% at
                                            or about one year from the offering date, and full
                                            investment at or about two years from the offering date.
                                            There can be no assurances that the Fund will be able to
                                            achieve its targeted investment pace.

Distributions.............................  We will distribute at least annually a minimum of 90% of the net dividend and interest income we receive from
                                            short-term investments. During the period in which we
                                            are evaluating and selecting portfolio companies in
                                            which to invest, we will invest our capital primarily in
                                            short-term investment grade securities. These
                                            investments will generate interest income for
                                            distribution to our stockholders. However, as we invest
                                            the proceeds of this offering in portfolio companies, we
                                            will have less interest income available for
                                            distribution to you.

                                            We also intend to distribute any realized capital gains,
                                            net of realized and unrealized capital losses and fees
                                            and expenses, we generate. In addition, if a portfolio
                                            company is sold, merged or goes public, we may
                                            distribute cash or stock in either the portfolio company
                                            or the acquiring company. The timing of capital gains
                                            distributions will vary depending on when we liquidate
                                            our investments in individual portfolio companies.

Suitability requirements..................  An investment in our shares involves a considerable amount of risk. Because it is possible that you may lose
                                            some or all of your investment, you should not invest in
                                            our shares unless you can afford a total loss of your
                                            investment. Prior to making your investment decision,
                                            you should (i) consider the suitability of this
                                            investment with respect to your investment objectives
                                            and personal situation, (ii) consider factors such as
                                            your personal net worth, income, age, risk tolerance and
                                            liquidity needs, and (iii) consult your broker and
                                            financial advisor to determine whether the risk profile
                                            of your account is suitable for this investment.

Listing on national exchange..............  We have applied to list our shares on the New York Stock
                                            Exchange under the symbol "MVC," but trading will
                                            commence not later than 90 days from the date of the
                                            offering. Until such time it may be difficult, if not
                                            impossible, for you to sell your shares.


                                  RISK FACTORS

    Purchasing shares of our common stock carries significant risk of losing some or all of your investment. Prior to investing in our stock, you should consider the risk factors described on pages 10 to 15 of this prospectus and the impact of events that could adversely affect our business.

                             FEE TABLE AND SYNOPSIS

    You can expect to bear, directly or indirectly, the following costs and expenses in connection with an investment in shares of our common stock.

                               OFFERING EXPENSES

STOCKHOLDER TRANSACTION EXPENSES (1)

    TRANSACTION EXPENSES (AS A PERCENTAGE OF THE OFFERING PRICE PER SHARE)


Sales load..................................................     5.0%
Dividend Reinvestment Plan fees.............................    None
                                                              ------
    TOTAL STOCKHOLDER TRANSACTION EXPENSES..................     5.0%
                                                              ======


------------------------


(1) Does not include organizational and offering expenses, which are estimated to be approximately $900,000, and which will be shared by meVC Advisers and the Fund.


                                ANNUAL EXPENSES

ANNUAL EXPENSES

    ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)

Management fee to meVC Advisers (2).........................    2.50%
                                                              ------
    TOTAL ANNUAL EXPENSES...................................    2.50%
                                                              ======

------------------------

(2) meVC Advisers has agreed to pay Draper Advisers 40% of this amount, or an annual fee equal to 1.0% of our average weekly net assets payable in monthly installments. See "Management--The Investment Adviser" and "--The Investment Sub-Adviser."

    In addition to the management fee, we have agreed to pay meVC Advisers annual incentive compensation equal to 20% of our annual realized capital gains, net of realized and unrealized capital losses. In exchange for the services rendered by Draper Advisers, meVC Advisers has agreed to pay Draper Advisers 90% of the incentive compensation it receives from the Fund. See "Management--The Investment Adviser" and "--The Investment Sub-Adviser."

                   EXAMPLE OF COSTS AND EXPENSES CALCULATION

    THE FOLLOWING EXAMPLE DOES NOT INCLUDE CARRIED INTEREST COMPENSATION, WHICH IS TIED TO OUR GENERATION OF NET CAPITAL GAINS ON OUR INVESTMENTS.


                                                                 1          3          5          10
                                                                Year      Years      Years      Years
                                                              --------   --------   --------   --------
Assuming a 5% annual return, you can expect to pay the
  following cumulative amounts in management fees on a
  $1,000 investment.........................................    $26        $81        $138       $292


    Our actual rate of return may be greater or less than the hypothetical 5% return used above. The 5% return is merely a hypothetical return that is required by law to be used to demonstrate the costs and expenses of an investment in shares of our common stock, and does not reflect our expectation of the actual return that you may or may not realize from an investment in our shares.

                                  RISK FACTORS

    You should carefully consider the following risk factors in addition to the other information set forth in this prospectus before purchasing our shares. Investing in our common stock involves a high degree of risk. Purchasing shares of our common stock carries significant risk of losing some or all of your investment.

    INVESTMENT RISK

    INVESTING IN OUR STOCK IS HIGHLY SPECULATIVE AND YOU COULD LOSE SOME OR ALL OF THE AMOUNT YOU INVEST.

    The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of your investment in our shares. The securities markets frequently experience extreme price and volume fluctuation which affect market prices for securities of companies generally, and technology companies in particular. Because of our focus on the technology sector, our stock price is likely to be impacted by these market conditions. General economic conditions, and general conditions in the Internet and information technology industries, will also affect our stock price.

    INVESTING IN OUR SHARES MAY BE INAPPROPRIATE FOR YOUR RISK TOLERANCE.

    Investing in our shares may be inappropriate for your risk tolerance. The Fund's investments in accordance with its investment objective and principal strategies may result in an above average amount of risk and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for you.

    VENTURE CAPITAL RISKS

   THE INABILITY OF OUR PORTFOLIO COMPANIES TO COMMERCIALIZE THEIR TECHNOLOGY OR CREATE OR DEVELOP COMMERCIALLY VIABLE PRODUCTS OR BUSINESSES WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.

    The possibility that our portfolio companies will not be able to commercialize their technology, product or business concept presents significant risk. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, information technology products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect our investment returns.

   THE INABILITY OF OUR PORTFOLIO COMPANIES TO SUCCESSFULLY MARKET THEIR PRODUCTS WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.

    Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Commercial success is difficult to predict and the marketing efforts of our portfolio companies may not be successful.

   AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON PRIVATELY-HELD COMPANIES PRESENTS CERTAIN CHALLENGES, INCLUDING THE LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES, A DEPENDENCE ON THE TALENTS AND EFFORTS OF ONLY A FEW INDIVIDUAL PORTFOLIO COMPANY MANAGERS AND A GREATER VULNERABILITY TO ECONOMIC DOWNTURNS.


    We will invest primarily in privately-held companies. Generally, very little public information exists about these companies and we will be required to rely on the ability of the members of Draper Advisers to obtain adequate information to evaluate the potential returns from investing in these companies. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

   OUR PORTFOLIO COMPANIES WILL LIKELY HAVE SIGNIFICANT COMPETITION, BOTH FROM OTHER EARLY-STAGE COMPANIES AND MORE ESTABLISHED COMPANIES.

    Emerging growth companies often face significant competition, both from other early-stage companies and from more established companies. Early-stage competitors may have strategic capabilities such as an innovative management team or an ability to react quickly to changing market conditions, while more established companies may possess significantly more experience and greater financial resources than our portfolio companies. These factors could affect our investment returns.

   OUR INVESTMENT RETURNS WILL DEPEND ON THE SUCCESS OF OUR PORTFOLIO COMPANIES AND, ULTIMATELY, THE ABILITIES OF THEIR KEY PERSONNEL.

    Our success will depend upon the success of our portfolio companies. Their success, in turn, will depend in large part upon the abilities of their key personnel. The day-to-day operations of our portfolio companies will remain the responsibility of their key personnel. Competition for qualified personnel is intense at any stage of a company's development and high turnover of personnel is common in information technology companies. The loss of one or a few key managers can hinder or delay a company's implementation of its business plan. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

    SOME OF OUR PORTFOLIO COMPANIES MAY NEED ADDITIONAL CAPITAL, WHICH MAY NOT BE READILY AVAILABLE.

    Companies in which we make seed or expansion round investments will often require substantial additional equity financing to satisfy their continuing working capital requirements. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms which are unfavorable to us, either of which could negatively impact our investment returns.

    RISKS OF THE FUND


   THERE IS CURRENTLY NO PUBLIC MARKET FOR OUR SHARES AND TRADING WILL COMMENCE NOT LATER THAN 90 DAYS FROM THE DATE OF THE OFFERING. PRIOR TO THIS DATE, WE HAVE REQUESTED THAT THE SECURITIES EXCHANGES NOT TRADE OUR SHARES AND THE UNDERWRITERS DO NOT INTEND TO MAKE A MARKET IN OUR SHARES, ALTHOUGH WE CANNOT BE CERTAIN THAT A LIMITED MARKET WILL NOT DEVELOP. ADDITIONALLY, BECAUSE WE ARE A CLOSED-END INVESTMENT COMPANY, OUR SHARES MAY TRADE AT A DISCOUNT TO NET ASSET VALUE.



    There is currently no secondary market for our shares and there is no assurance that one will develop in the near future, if ever. We have applied to list our shares on the New York Stock Exchange, but trading will commence not later than 90 days after the date of the offering. Prior to this date, we have requested that the securities exchanges not trade our shares and the underwriters do not intend to make a market in our shares, although we cannot be certain that a limited market will not develop. Consequently, an investment in our shares will be illiquid, at least in the short term. Additionally, because we are a closed-end investment company, we cannot redeem our shares on an ongoing basis and our stockholders cannot exchange their shares of our common stock for shares of any other fund. Even after the development of a secondary trading market, shares of closed-end investment companies often trade below their net asset value.


   WE ARE A CLOSED-END INVESTMENT COMPANY AND WILL NOT REDEEM OUR SHARES. HISTORICALLY, THE SHARES OF CLOSED-END FUNDS HAVE TRADED AT A DISCOUNT TO THEIR NET ASSET VALUE.


    We are a closed-end fund and will not redeem our shares at the request of shareholders and shareholders cannot exchange shares of our common stock for shares of any other fund. This means that if you wish to sell our shares you must do so on the market at the then prevailing price. Historically, the shares of closed-end funds have traded at a discount to their net asset value. In particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time. Additionally, because we expect it to take approximately two years to fully invest the net proceeds of the offering, less an appropriate reserve for follow-on investments and future management fees, there is an increased risk in the short term that our shares will trade at a discount.


   WE ARE NOT LIKELY TO REALIZE RETURNS ON OUR INVESTMENTS IN PORTFOLIO COMPANIES FOR SEVERAL YEARS. THUS, AN INVESTMENT IN SHARES OF OUR COMMON STOCK IS ONLY APPROPRIATE FOR INVESTORS WHO DO NOT NEED SHORT-TERM LIQUIDITY IN AN INVESTMENT IN OUR SHARES.

    We intend to make investments as rapidly as possible consistent with our investment objective. However, it is likely that a significant period of time will be required before we are able to fully invest the proceeds of this offering, and a portion of our funds will be held in reserve for follow-on investments and future management fees. Additionally, a venture capital investment typically takes at least several years before the portfolio company is in a position to sell its shares in a public offering or engage in a sale or merger. The securities of our portfolio companies will be "restricted" under Rule 144 of the Securities Act and thus can not be sold unless we satisfy the requirements of Rule 144. Accordingly, it will likely be several years before we are able to sell our investments and make any distributions of gains to our stockholders.

    WE HAVE NOT YET IDENTIFIED ANY PORTFOLIO COMPANY INVESTMENTS.


    We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by the managing member of Draper Advisers, subject to the approval of our board of directors, and our shareholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.


    THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST WHICH COULD IMPACT OUR INVESTMENT RETURNS.


    There are significant potential conflicts of interest inherent in our structure and business model. We do not anticipate having independent managers or employees and thus must rely upon meVC Advisers and Draper Advisers to provide administrative services as well as investment advisory services. The principals of both meVC Advisers and Draper Advisers perform or may perform similar services for other investment funds and serve as officers or directors of other entities, and are thus not able to devote all of their time to the Fund. They may also have obligations to investors in those other investment funds, the fulfillment of which might not be in the best interests of the Fund. It is possible that new investment opportunities that meet the Fund's investment objective that are offered to or reviewed by an affiliated fund may not be offered to or reviewed by either the Managing Member of Draper Advisers or the Fund. Additionally, both meVC Advisers and Draper Advisers have an interest in our profits which may impact any decisions they may make with respect to our investments in portfolio companies. Moreover, our legal counsel may also serve as legal counsel to meVC Advisers and Draper Advisers. Finally, the interests of a company in which we invest may, from time to time, conflict with the best interests of one or more of our shareholders.


   VALUING OUR PORTFOLIO IN THE FUTURE WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF OUR INVESTMENTS IN PORTFOLIO COMPANIES.

    Our board of directors will value our portfolio from time to time based on their best estimate of the value of each of our individual investments in portfolio companies. There is typically no public market for the securities of small, privately-held companies. Our board of directors may also consult with accounting firms, investment banks and other consulting firms when needed, to assist in valuation of our investments. Portfolio valuation, however, is inherently subjective. The net asset value set by our board of directors may not reflect the price at which you could sell our shares in the open market.


   BOTH THE FUND AND OUR INVESTMENT ADVISER WERE ONLY RECENTLY FORMED AND HAVE NO PRIOR OPERATING HISTORY. THUS, OUR SUCCESS WILL DEPEND, TO A LARGE DEGREE, ON THE EXPERTISE AND EXPERIENCE OF THE MEMBERS OF DRAPER ADVISERS.



    Although the members of Draper Advisers have considerable experience in making venture capital investments, both the Fund and meVC Advisers were only recently formed and have no operating history. Our success in identifying investment opportunities and pursuing and managing such investments is, to a large degree, dependent upon the expertise and experience of the members of Draper Advisers and its ability to attract and retain quality personnel.

   A CHANGE IN OUR RELATIONSHIP WITH DRAPER ADVISERS COULD HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.


    Achieving our investment objective depends in large part on our ability to utilize the experience, contacts and specialized knowledge in venture capital investing of the members of Draper Advisers. The sub-advisory agreement may be terminated by meVC Advisers, Draper Advisers or the Fund, and the advisory agreement may be terminated by meVC Advisers or the Fund, in either case upon delivery of written notice of termination at least 60 days prior to the termination date. Moreover, meVC Advisers and Draper Advisers have agreed that, in the event either such agreement is terminated involuntarily with respect to the other party, both parties will be prohibited from providing, directly or indirectly, future investment advisory services to the Fund. Thus, if the advisory agreement or sub-advisory agreement is terminated, our success will depend in large part on our ability to obtain investment advisory services similar to those offered by Draper Advisers. We are likely to experience difficulty in obtaining comparable services. If we are unable to obtain these services, or if we are only able to do so on less favorable terms than those offered by Draper Advisers, it will have a significant negative impact on our investment returns.


   CHANGES IN THE COMPOSITION OF DRAPER ADVISERS MAY HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.


    Achieving our investment objective depends in large part on our ability to utilize the experience, contacts and specialized knowledge in venture capital investing of the members of Draper Advisers. Over the life of the fund, membership in Draper Advisers may change, having an adverse effect on our ability to achieve our investment objective.



   OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE DEPENDS UPON OUR ABILITY TO UTILIZE THE NATIONAL VENTURE CAPITAL PRESENCE OF THE DRAPER FISHER JURVETSON AFFILIATE NETWORK. THE VENTURE CAPITAL FUNDS IN THE DRAPER FISHER JURVETSON AFFILIATED NETWORK HOWEVER ARE NOT OBLIGATED TO REFER INVESTMENT OPPORTUNITIES TO US.



    Our success depends, in large part, on our ability to utilize the experience, contacts and specialized knowledge of the venture capital fund managers employed by Draper Advisers. We expect that many of our investments will be made in portfolio companies in which an affiliate of Draper Advisers has already invested or in portfolio companies in which we will co-invest with an affiliate of Draper Advisers. However, the affiliated funds are not obligated to refer any investment opportunities to our Fund. Further, Access Venture Partners will generally offer its limited partners the opportunity to invest alongside its fund prior to offering co-investment opportunities to other parties, including our Fund. The Investment Company Act also restricts our ability to perform transactions with affiliated parties. We have applied to the SEC for exemptive relief that will allow us to make co-investments with affiliated parties. Although the SEC has granted similar relief in the past, we cannot be certain that our specific request will be granted. Even if we are granted the requested relief, it will likely be subject to conditions. For example, we expect that prior to investing with an affiliated party, Draper Advisers will be required to present the investment opportunity to our board of directors for its review and, furthermore, that at least a majority of our independent directors must conclude that:



    - The terms of the transaction, including the price to be paid, are reasonable and fair to our stockholders and do not involve overreaching of us or our stockholders by any other party;



    - The transaction is consistent with the interests of our stockholders and our investment objective and strategies;



    - We will not be disadvantaged by making, maintaining or disposing of the investment; and



    - Our participation in such investment opportunity will not benefit any affiliated party or any of their respective affiliates, except as specifically permitted in the Investment Company Act.

   OUR RETURNS MAY BE SUBSTANTIALLY LOWER THAN THE AVERAGE RETURNS HISTORICALLY REALIZED BY THE VENTURE CAPITAL INDUSTRY AS A WHOLE.

    Past performance of the venture capital industry is not necessarily indicative of that sector's future performance, nor is it necessarily a good proxy for predicting the returns of the Fund. We cannot guarantee that we will meet or exceed the rates of return historically realized by the venture capital industry as a whole. Additionally, our overall return will almost certainly be reduced by certain factors related to our structure as a publicly-traded business development company, including:

    - the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

    - the periodic disclosure required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.

   OUR RETURNS MAY BE SIGNIFICANTLY LOWER THAN THOSE EXPERIENCED BY OTHER FUNDS MANAGED BY MEMBERS OF DRAPER ADVISERS.


    Although we intend to utilize the national venture capital presence of Draper Advisers and in many cases to co-invest with one or more private investment funds managed by the members of Draper Advisers, our investment strategy is different from that of our affiliated funds. Moreover, there will be a substantial period of time before we have invested a majority of our capital in portfolio companies. Thus, our investment returns or operating results could be substantially lower than the returns and results achieved by our affiliated funds.


   THE MARKET FOR VENTURE CAPITAL INVESTMENTS IS HIGHLY COMPETITIVE. IN SOME CASES, OUR STATUS AS A REGULATED BUSINESS DEVELOPMENT COMPANY MAY HINDER OUR ABILITY TO PARTICIPATE IN INVESTMENT OPPORTUNITIES.


    We will likely face substantial competition in our investing activities from private venture capital funds, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private venture capital fund not subject to the same regulations.


    OUR SUCCESS DEPENDS GREATLY ON INCREASED USE OF THE INTERNET BY BUSINESSES AND INDIVIDUALS.

    Our success depends greatly on increased use of the Internet. Commercial use of the Internet is currently at an early stage of development and the future success of Internet-based companies is not guaranteed. Because a significant portion of our capital will likely be invested in companies operating in the Internet space, our returns may be negatively impacted if use of the Internet fails to grow in the future.

   IF THE UNITED STATES OR OTHER GOVERNMENTS INCREASE REGULATION OF THE INTERNET, OUR INVESTMENTS IN INTERNET-RELATED PORTFOLIO COMPANIES COULD BE NEGATIVELY IMPACTED.

    Because of the Internet's popularity and increasing use, new laws and regulations may be adopted. These laws and regulations may cover issues such as privacy, pricing, content and taxation. The enactment of any additional laws or regulations may impede the growth of the Internet and our investments in Internet-related companies could be negatively impacted.

   THE VENTURE CAPITAL BUSINESS IS GROWING, AND WITH MORE CAPITAL READILY AVAILABLE, OUR SUCCESS WILL BE LARGELY DEPENDENT ON A CONTINUING SUPPLY OF FAVORABLE INVESTMENT OPPORTUNITIES.

    There has been a significant amount of new capital invested in venture capital funds in recent years and this trend is likely to continue. With the amount of capital available, some companies that may have had difficulty in obtaining funding in the past may be able to do so, notwithstanding that the chances for success in these investments may be marginal. In addition, there is likely to be an increasing amount of competition among venture capital funds for the best investment prospects, particularly in the Internet and information technology sectors. Thus, our success will be largely dependent on our ability to find the most favorable opportunities in a highly competitive venture capital market, while avoiding the marginal prospects.

   OUR SUCCESS WILL BE SIGNIFICANTLY AFFECTED BY THE STATE OF THE SECURITIES MARKETS IN GENERAL, AND MORE SPECIFICALLY BY THE MARKET FOR INITIAL PUBLIC OFFERINGS AND THE MARKET FOR THE INFORMATION TECHNOLOGY SECTOR.


    We anticipate that a substantial portion of our returns will be realized through initial public offerings of our portfolio companies. The market for initial public offerings is cyclical in nature. Thus, we cannot be certain that the securities markets will be receptive to initial public offerings, particularly those of early-stage companies. Any adverse change in the market for public offerings could significantly impact our ability to realize our investment objective. Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial acquirers of our portfolio companies. The interest of potential buyers in acquiring our portfolio companies will vary with general economic conditions and the valuations that they are willing to place on our portfolio companies will vary with the valuations of comparable publicly-traded companies.


   IF WE ARE UNABLE TO COMPLY WITH SUBCHAPTER M OF THE INTERNAL REVENUE CODE IN ANY GIVEN YEAR, WE WILL LOSE PASS-THROUGH TAX TREATMENT FOR THAT YEAR, WHICH COULD SUBSTANTIALLY REDUCE THE AMOUNT OF INCOME AVAILABLE FOR DISTRIBUTION TO OUR STOCKHOLDERS.


    We intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify for Subchapter M status, we must meet qualifying income distribution and asset diversification requirements. In each year in which we are able to meet the requirements of Subchapter M, we will generally not be subject to federal taxation on net investment income and net capital gains that we distribute to our stockholders. If we are not able to meet the requirements of Subchapter M in any given year, however, our income would be fully taxable at the federal level, which could result in a substantial reduction in income available for distribution to our stockholders. If the Company fails to meet the requirements of Subchapter M in its first taxable year or, with respect to later years, for more than two consecutive years and then seeks to requalify under Subchapter M, it would be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Company likely would be distributed to shareholders as a taxable distribution. For additional information regarding federal income tax consequences of an investment in the Company, see the Statement of Additional Information.


   IF YOU ARE AN ERISA PLAN OR AN IRA, YOU MUST DETERMINE THAT THE INVESTMENT IN SHARES OF OUR COMMON STOCK IS PRUDENT AND MEETS YOUR INVESTMENT GUIDELINES. WE CAN MAKE NO GUARANTEE THAT OUR ASSETS WILL NOT BE CONSIDERED "PLAN ASSETS" OF YOUR PLAN OR IRA.

    If you are an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, or ERISA, the fiduciary acting on your behalf when investing in shares of our common stock should satisfy itself that an investment in the shares is consistent with the prudence standards of Section 404 of ERISA and is prudent in light of your cash needs and other ERISA requirements. If you are an ERISA plan or an individual retirement account, or IRA, you should assure yourself that the investment is not a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code. The Department of Labor has issued regulations that characterize the assets of some entities as "plan assets" of the ERISA plans and IRAs that invest in those entities. We anticipate that our shares will be considered "publicly offered securities" within the meaning of the regulations, and our assets would not be considered plan assets. However, we strongly urge you or your fiduciaries to consult your own advisers prior to purchasing shares of our common stock.

   OUR CERTIFICATE OF INCORPORATION AND BYLAWS CONTAIN CERTAIN PROVISIONS WHICH MAY SERVE TO DETER A HOSTILE TAKEOVER AND THUS MAY LIMIT YOUR ABILITY TO SELL OUR SHARES AT A PREMIUM OVER PREVAILING MARKET PRICES.

    Our certificate of incorporation and bylaws provide for our board of directors to be divided into three classes of directors serving staggered three-year terms. A staggered board of directors severely restricts the ability of stockholders to replace a majority of our directors in a timely manner. Additionally, other provisions contained in our certificate of incorporation may also serve to limit the ability of our stockholders to remove a director from office and to convert from a closed-end investment company to an open-end investment company. Finally, our bylaws limit the ability of stockholders to call a special meeting. All of these provisions may serve to deter a hostile takeover and thus may limit your ability to sell our shares at a premium over prevailing market prices.

                           FORWARD-LOOKING STATEMENTS

    This prospectus and the SAI include forward-looking statements. We have based such statements largely on our current expectations and projections about future events and trends in the technology sector, the venture capital industry and the state of the financial markets and the economy in general. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about the Fund, including, among other things:

    - general economic and business conditions and the general state of the financial markets;

    - our expectations and estimates concerning the future growth and performance of the venture capital sector;

    - our expectations and estimates concerning the future growth and performance of information technology companies, particularly Internet companies;

    - existing and future laws and regulations imposed on information technology companies, including future laws and regulations governing the Internet;

    - our ability to successfully implement our investment objective and strategies;

    - our relationship with Draper Fisher Jurvetson and its network of affiliated venture capital firms;

    - technological changes in the Internet industry; and

    - other risk factors described under "Risk Factors" in this prospectus.

    In addition, in this prospectus and the SAI, the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions, as they relate to the Fund, meVC Advisers or Draper Advisers and our investment objective, business or management, are intended to identify forward-looking statements.

    We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus or the SAI. Because of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus and the SAI may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

                                USE OF PROCEEDS


    We expect the net proceeds to us from the sale of shares of our common stock
in this offering to be approximately            , not including net proceeds
from the exercise of the underwriters' over-allotment option. We have not allocated any portion of the net proceeds to any particular investment. We intend to use substantially all of the net proceeds for investment in accordance with our investment objective. Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. Until we have identified appropriate investments in accordance with our investment objective, we may invest all of our excess cash in short-term, interest-bearing investment-grade securities or guaranteed obligations of the U.S. government. Pursuant to a contract with meVC.com, Inc., the parent company of meVC Advisers, Fleet Investment Advisors Inc. will provide assistance, at no additional cost to the Fund, in selecting such temporary investments.



    The maximum gross proceeds to be raised in this offering will be limited to $500 million not including any proceeds from the exercise of the underwriters' over-allotment option. We plan to reserve approximately 20% of the net offering proceeds for follow-on investments and future management fees. We expect to invest the net proceeds after reserves in accordance with our investment objective at the following rate: approximately 20% to 25% at or about six months from the offering date, approximately 50% at or about one year from the offering date, and full investment at or about two years from the offering date. There can be no assurances that the Fund will be able to achieve its targeted investment pace. This lengthy period is due to the rigorous review process that the members of Draper Advisers will undertake in an effort to select the best possible portfolio companies for investment. The investment review process will typically include:


    - Management interviews

    - Reference checks

    - Company and industry assessment

    - Market analysis

    - Competitive analysis

    - Risk analysis

    We anticipate that we will only invest in a small percentage of the companies and business plans that Draper Advisers evaluates as potential investment opportunities.

                                    BUSINESS


    We are a newly organized, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act. A business development company is an investment company organized under the laws of, and having its principal place of business in, the United States that is operated for the purpose of making investments primarily to foster smaller, developing businesses and makes available significant managerial assistance to the businesses in which it invests. For Internal Revenue Service purposes, we are classified as a non-diversified investment company under Subchapter M of the Code. Our investment adviser is meVC Advisers, Inc., or meVC Advisers. Our investment sub-adviser is Draper Fisher Jurvetson MeVC Management Co., LLC, or Draper Advisers. Both meVC Advisers and Draper Advisers have filed an application with the Securities and Exchange Commission to register as an investment adviser under the Advisers Act. Our fiscal year ends on October 31.


    meVC Advisers will implement our investment objective and strategies and will set our strategic and operational direction. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance efforts.


    Draper Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies. The managing member of Draper Advisers is John M. Grillos, who has over ten years of venture capital experience and twenty years of entrepreneurial, professional and managerial experience in the information technology industry. The non-managing members of Draper Advisers include the senior investment professionals of Draper Fisher Jurvetson and its nationwide network of seven affiliated venture capital firms in eight regional locations. Collectively, the members of Draper Advisers have over 100 years of investing and entrepreneurial management experience, have raised over one billion dollars across 16 venture capital funds, and have investments in over 150 companies.



    The managing member of Draper Advisers will be responsible for the investment recommendations of Draper Advisers. The non-managing members of Draper Advisers will be the source of much of our deal flow by presenting potential investment opportunities to the managing member for evaluation. The non-managing members will also provide post-investment managerial assistance to many of our portfolio companies. The members of Draper Advisers have raised capital for and are managing their own private venture capital funds and we anticipate that many of our investments will be co-investments with these private funds or follow-on investments in portfolio companies in which one or more of our affiliated funds has previously invested. The non-managing members of Draper Advisers will not make or otherwise participate in investment decisions on our behalf and have no obligation to provide services to us on an exclusive basis.

                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
                              INVESTMENT OBJECTIVE


    Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. We will invest in companies that we believe have high growth potential over the long term. After carefully selecting our portfolio companies, we will seek to enhance their competitiveness by offering to provide managerial assistance, including assistance in preparing for future rounds of private or public financing, recruiting management, refining business strategy, assisting with general business operations and making introductions to venture firms, investment banks and other potential sources of capital. We will seek to provide returns to our stockholders through long-term appreciation in the value of our portfolio companies and through distributions of capital gains on our investments. In addition, if a portfolio company is sold, merged or offers its shares to the public, we may distribute cash or stock in either the portfolio company or the acquiring company.


                              PRINCIPAL STRATEGIES

    We plan to use the following principal strategies to accomplish our investment objective:

    FOCUS ON MEZZANINE AND EXPANSION ROUND VENTURE CAPITAL INVESTMENTS

    - We intend to make venture capital investments in information technology companies with high growth potential. These investments will be made in various stages of venture capital financing with an emphasis on mezzanine and expansion round financing. We believe that mezzanine and expansion round investments will allow us to make larger investments with lower risk and an earlier opportunity for realization of gains than seed round financing.


    UTILIZE NATIONAL VENTURE CAPITAL PRESENCE OF DRAPER FISHER JURVETSON


    - Build on the expertise, contacts and deal flow of Draper Fisher Jurvetson and its growing venture capital affiliate network.

    EMPHASIZE INFORMATION TECHNOLOGY BUSINESSES

    - Focus our investments on companies operating in the information technology markets, primarily the Internet, e-commerce, telecommunications, networking, software and information services industries, which we believe have significant high growth potential.

    - Direct our investments to companies in new markets and to companies in existing markets with new technologies or business models that we believe have the greatest possibility of success in the marketplace.

    EXERCISE INVESTMENT DISCIPLINE

    - Undertake a rigorous review process to select for investment the portfolio companies we believe to have the highest growth potential.

    - Spread our risk by investing in many companies located throughout the country and in many different sectors of information technology.

    - Provide additional funding to the companies we believe will perform the best in the future and, conversely, decline follow-on investments in portfolio companies that we feel no longer have the potential for high growth.

    ENHANCE THE COMPETITIVE ADVANTAGE OF THE COMPANIES IN WHICH WE INVEST

    - Assist our portfolio companies in operations and general business strategy with a goal of positioning them for high value follow-on rounds of financing or liquidity events such as an initial public offering or sale or merger.

    - Help build superior management teams for the companies in which we invest.

       FOCUS ON MEZZANINE AND EXPANSION ROUND VENTURE CAPITAL INVESTMENTS


    Venture capital financing typically occurs in three stages. A seed round is the first round of professional venture capital financing received by a newly-formed company in a high-growth industry. The proceeds of a seed round are often used to complete product development and to fund operations of a company's core technical and management team. An expansion round is the second or third round of professional venture capital financing. The proceeds of an expansion round are often used to expand sales, marketing or production capabilities, to further develop corporate infrastructure and to add necessary staffing. A mezzanine round is typically the last round of venture capital financing prior to an anticipated merger or initial public offering. The proceeds of a mezzanine round are generally used for strategic purposes.


    We intend to make venture capital investments in information technology companies with high-growth potential. Our investment strategy will emphasize mezzanine and expansion round financing. We believe that mezzanine and expansion round investments will allow us to make larger investments with lower risk and an earlier opportunity for realization of gains. We may also invest a portion of our capital in start-up companies in their seed round of financing. We believe seed round investments present a potential for larger gains, but with increased risk and a longer horizon for the potential realization of gains.

    We intend to invest in companies in various stages of development which we believe exhibit desirable risk/reward characteristics generally consistent with our business objectives. When searching for and evaluating mezzanine round investment opportunities, we will seek companies which we believe will produce excellent investment returns and which (i) possess a complete and strong management team, (ii) have a strong board of directors and investor support,
(iii) occupy a position as a clear market niche leader and (iv) expect a liquidity event within 12 to 18 months.


    When searching for and evaluating expansion round investment opportunities, we intend to seek companies with proven technologies, products or service offerings that require additional capital to achieve sustained growth. When searching for and evaluating seed round investment opportunities, we intend to seek companies in the earliest stage of development with (i) strong core management and technical teams, (ii) unique product concepts or a business model indicating high growth potential and (iii) a focus on dynamic markets. We will seek management teams with insightful ideas who we believe to be unusually talented and motivated.



                   UTILIZE NATIONAL VENTURE CAPITAL PRESENCE


    We intend to utilize the investment expertise, contacts, networks, access to deal flow and company monitoring and managerial assistance capabilities of Draper Fisher Jurvetson and its venture capital affiliates.

    We expect a significant number of our mezzanine, expansion and seed round investments to be referred by Draper Fisher Jurvetson and its venture capital affiliates. The remainder of our investments will be sourced through our relationships with other venture capital firms, investment banks and other intermediaries.

    Draper Fisher Jurvetson has established and continues to expand its network of venture capital affiliates located in several metropolitan regions of the United States. We believe that many regions throughout the country continue to be underserved by venture capital. Draper Fisher Jurvetson's presence in many regions of the United States improves the Fund's ability to monitor portfolio companies located throughout the country. Additionally, Draper Fisher Jurvetson's national network of contacts and expertise is designed to help portfolio companies recruit managers, identify potential customers and strategic partners and share best practices.

    We intend to leverage the specialized investment knowledge and local presence of the Draper Fisher Jurvetson venture capital affiliate network to provide us with investment opportunities and portfolio company oversight. The following is a current list of the name and location of venture capital firms comprising the Draper Fisher Jurvetson affiliate network:

    - Draper Fisher Jurvetson, Redwood City, CA


    - Access Venture Partners, Westminster, CO and Austin, TX


    - Draper Atlantic, Reston, VA


    - Draper Fisher Jurvetson Gotham Ventures, New York City, NY



    - Draper Triangle Ventures, Pittsburgh, PA



    - Timberline Venture Partners, Vancouver, WA



    - Wasatch Venture Fund, Salt Lake City, UT



    - Zone Ventures, Los Angeles, CA



    In addition to working closely with the main office of Draper Fisher Jurvetson in Redwood City, California, we intend to initiate a program of frequent direct communication with the principals of the affiliate network, who are non-managing members of Draper Advisers, to discuss portfolio companies, potential investment opportunities and the likely schedule for upcoming seed, expansion and mezzanine rounds of financing.


    We also intend to track and visit on an ongoing basis portfolio companies of Draper Fisher Jurvetson and its affiliate network that we anticipate will seek financing in the near term. In addition, we intend to increase the number and breadth of investment opportunities that are presented to us by developing relationships with a network of other venture capital firms, investment banks and other financial intermediaries.

                  EMPHASIZE INFORMATION TECHNOLOGY BUSINESSES

    We plan to emphasize investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. We believe that the information technology sector offers outstanding growth opportunities, and many new markets in which emerging companies can thrive.

    We seek to identify markets where technology will lead to rapid change in customer behavior. We are particularly focused on sectors driven by increased demand for Internet applications and services by consumers and businesses. We also believe that the hardware and software telecommunications and networking infrastructure required to support such growth will present numerous attractive areas for venture capital investing.

    Although new areas of investment opportunity will continue to emerge, the following are examples of the areas of investment interest we have today:

    - Internet applications and services

    - Optoelectronics and fiber optics

    - Intranet applications (front office and back office automation)

    - Data communications, telecommunications and wireless advances

    - E-commerce (business-to-business and business-to-consumer)

    - Bandwidth improvement software and hardware

    - Semiconductors with high intellectual property content

    - Groupware applications

    - Knowledge management applications

    - Telephony software applications

    - Networking software advances

    - Service organizations that support Internet business development and business function outsourcing

    In addition, we plan to identify and invest in attractive new technology markets as they develop.

                         EXERCISE INVESTMENT DISCIPLINE


    We will undertake a rigorous review process to select for investment the companies that meet our investment objective. For companies presenting investment opportunities, we will perform extensive due diligence including company visits, management interviews, reference checks, company and industry assessments and market and risk analyses.


    We plan to diversify our investment portfolio in order to increase our chances of investing in companies with high returns, and in an effort to offset the impact of investments in companies that yield losses. We intend to monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. We plan to decline additional investments in portfolio companies that do not continue to show promise. We will, however, seek to reinvest in the portfolio companies we believe will perform well in the future, in an effort to reap greater positive returns as a whole, and to protect our investments from dilution.


    We believe that risk management is essential to achieving our investment objective. We will manage our risk through extensive portfolio diversification. We intend to invest in at least 50 different companies, although the actual number of companies in which we invest will be a function of total funds available. To ensure that our board of directors has the freedom to select investments in companies that meet our investment objective, we do not anticipate imposing formal limits on the amount of our capital that may be invested in individual portfolio companies. However, we anticipate that no more than 5% of our assets, based on the cost of our investments, will be committed at any one time to any one company. We also intend to balance our portfolio by industry and geography:


    - INDUSTRY. We intend to invest in a number of different sectors of information technology, including the Internet, e-commerce, telecommunications, networking, software and information services industries.

    - GEOGRAPHY. We intend to invest in several regions throughout the country. Our initial focus will be in many areas where high growth potential information technology companies are being created, including the Northeast, Mid-Atlantic, Southwest and Northwest regions of the United States. Many of these regions are not as well served by existing venture capital firms as northern California, and therefore may offer improved opportunities for venture capital investing. We will seek to continue to expand our efforts into promising regions of technological innovation.

             OFFER MANAGERIAL ASSISTANCE TO OUR PORTFOLIO COMPANIES

    We will offer to provide managerial assistance and guidance to our portfolio companies. Such assistance may include serving on the board of directors of many of the companies in which we invest, as well as providing expertise in developing and implementing business strategy and tactics, selecting and recruiting management personnel, and general business development. We believe that such assistance will enable us to exercise significant influence with respect to such matters as financing, budgeting, marketing, management selection and exit strategy of our portfolio companies. We will also introduce the companies in which we invest to appropriate business partners and sources of capital for larger rounds of follow-on financing.

                                   MANAGEMENT
                             DIRECTORS AND OFFICERS


    Our board of directors is responsible for all aspects of our management and day-to-day operations. We have a total of five directors, three of whom are independent, as required by the Investment Company Act, and two affiliated directors, one from meVC Advisers and one from Draper Advisers. Our board of directors will have exclusive control of our business and operations, including the selection and retention of our Investment Adviser. Except as otherwise required by law or our certificate of incorporation, our stockholders will have no rights to participate in our business or operations.



    JOHN M. GRILLOS is Chairman, Chief Executive Officer and a director of the Fund. Mr. Grillos is also the Managing Member of Draper Advisers. He is also founder and Managing General Partner of ITech Partners, L.P., a seed stage information technology fund. Mr. Grillos has over ten years experience in information technology venture capital investing and twenty years of entrepreneurial, professional and managerial experience in information technology. Most recently, Mr. Grillos served as the Executive Vice President, Chief Operating Officer and as a director of SmartForce PLC (formerly CBT Group
PLC), or SmartForce, a leading supplier of e-learning products with revenues exceeding $200 million. From 1997 to 1998, Mr. Grillos served as Managing Director at SoundView Venture Partners, L.P., where he was responsible for managing the venture capital business activities of SoundView Financial Group, an information technology-focused investment bank recently acquired by Wit Capital. From 1988 to 1997, Mr. Grillos was Managing Director responsible for information technology venture capital investing for Robertson, Stephens & Co., a San Francisco-based investment bank focused on high technology and high growth industries. From 1985 to 1987, Mr. Grillos served as President and Chief Operating Officer of SPSS, Inc., a leading supplier of statistical analysis, graphics and decision support software. From 1983 to 1985, Mr. Grillos served as President and Chief Executive Officer of Tesseract Corporation, a venture-backed supplier of payroll and human resource software. From 1972 to 1983, Mr. Grillos held various management positions with American Management Systems, an information technology consulting and custom application development company. For the last five of his 11 years with AMS, Mr. Grillos was Vice President and Business Unit Manager responsible for the operations of AMS on the West Coast. From 1968 to 1972, Mr. Grillos worked as a Development Manager and Principal Designer for the Institute for Computer Research, University of Chicago, where he was responsible for developing computerized control and data acquisition systems for several departments of the University. From 1965 to 1968, Mr. Grillos worked as a Staff Engineer for Bell Labs and Western Electric Company. Mr. Grillos received his M.B.A. from the University of Chicago in 1971 and his B.S. in Electrical Engineering and Computer Science from the Illinois Institute of Technology in 1969.


    PETER S. FREUDENTHAL is Vice-Chairman and a director of the Fund. Mr. Freudenthal is also co-founder, President, and Chairman of the Board of meVC.com, Inc. Previously, Mr. Freudenthal was a Senior Biotechnology Equity Research Analyst and a Vice President with Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Freudenthal also served as Director of Healthcare Research at Brean Murray & Company, a privately held investment bank in New York. Mr. Freudenthal attended the Yale School of Medicine where he focused on Neurosurgery and Trauma Surgery. Prior to medical school, Mr. Freudenthal was Senior Graduate Fellow in the Laboratory of Immunology & Cellular Physiology at The Rockefeller University in New York, as well as a National Science Foundation Fellow and a David C. Scott Foundation Fellow. From 1981 to 1985, Mr. Freudenthal was a Thomas J. Watson Scholar at the IBM Research Center in Yorktown, New York. Mr. Freudenthal received his B.S. with a double major in Molecular Biophysics & Biochemistry and Molecular Biology from Yale College.


    LARRY J. GERHARD is a director of the Fund. Mr. Gerhard has over 38 years of experience in the computer and electronics industries and has held senior management positions for the past 25 years. He is currently President and Chief Executive Officer at eVineyard. Prior to eVineyard, he was President, Chief Executive Officer and director of Summit Design, Inc. since January 1993 and Chairman of the Board since May 1996. Mr. Gerhard was President and Chief Executive Officer of Enterprise Communications and

Computing, Inc. from November 1991 to November 1992. Before that, he was the President and Chief Executive Officer of Ventura Software, Inc. from 1989 to November 1991. Prior to that time, Mr. Gerhard was President and Chief Executive Officer of Decision Data, Inc. He began his career at North American Aviation as a programmer working on the original Apollo Missile program. After 4 years at NAA he joined Raytheon Data and his last position with Raytheon was Senior Vice President of Engineering and Operations. Mr. Gerhard received his B.S. in Electrical Engineering from West Coast University and his M.B.A. from the University of Pittsburgh, Executive M.B.A. Program.



    HAROLD E. HUGHES, JR is a director of the Fund. Mr. Hughes is also Chairman of the Board and Chief Executive Officer of Pandesic LLC, an e-commerce service provider owned jointly by Intel Corporation and SAP. Mr. Hughes is a 23-year veteran of Intel during which time he served as Treasurer, Vice President responsible for Intel's venture fund, Chief Financial Officer, and Vice President and Director of Planning and Logistics. Prior to joining Intel, he served as a U.S. Army Officer from 1968-1972. In addition to Pandesic, he currently serves on the board of directors of London Pacific Corp., Merant PLC and Hummingbird Communications. Mr. Hughes received his B.A. in Economics from the University of Wisconsin and his M.B.A. from the University of Michigan.



    CHAUNCEY F. LUFKIN is a director of the Fund. Mr. Lufkin is also Senior Vice President of Franklin Advisers, Inc. (a subsidiary of Franklin Resources, listed on the NYSE), and Portfolio Manager of Franklin Floating Rate Trust, a mutual fund focusing on floating rate debt approaching $2 billion in assets under management. Mr. Lufkin launched Franklin Floating Rate Trust in 1997. More recently, he has focused on launching two related products, a version of the bank debt fund (Franklin Floating Rate Fund PLC) for foreign investors, and a collateralized loan obligation (CLO) for institutional investors. Before launching Franklin Floating Rate Trust, Mr. Lufkin was portfolio manager of Franklin Principal Maturity Trust, a debt strategies fund that traded on the New York Stock Exchange. Earlier in his career, Mr. Lufkin worked for Manufactures Hanover Trust Co. (since acquired by Chase Manhattan Bank) in the acquisition finance group specializing in structuring leveraged transactions. He also worked at the merchant bank arm of Security Pacific National Bank (since acquired by Bank of America). Mr. Lufkin received his B.A. in History from St. Lawrence University.



    ANDREW E. SINGER is President of the Fund. Mr. Singer is also co-founder, Chief Executive Officer and a director of meVC.com, Inc. Previously, Mr. Singer was a Senior Associate at Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Singer was Director of New Business at The Shansby Group, a venture capital firm managing approximately $120 million of investor capital. Mr. Singer also served as a Financial Analyst at The Blackstone Group, a boutique investment bank, where he evaluated investments for Blackstone's $800 million leveraged acquisition fund and provided strategic advisory services to portfolio companies of the fund. Mr. Singer received his B.A. in East Asian Studies, cum laude with distinction in the major, from Yale College and his M.B.A. with distinction from the Harvard Business School.


    PAUL WOZNIAK is Vice President, Chief Financial Officer and Treasurer of the Fund. Mr. Wozniak is also Chief Operating Officer for meVC.com, Inc.
Mr. Wozniak has fourteen years experience in international fund management operations. Previously, Mr. Wozniak served in various operational roles, most recently as Vice President and Director, Mutual Fund Operations, at GT Global Inc./AIM Funds. At GT Global, Mr. Wozniak was responsible for the overall management of the mutual fund accounting and pricing groups for the GT Global mutual fund family, comprising over $10 billion in 37 funds invested worldwide. Mr. Wozniak also served as an officer of both GT Global Inc. and the GT Global Family of Funds. Mr. Wozniak received his B.S. in Accounting from the University of Scranton.

    KENNETH PRIORE is Secretary of the Fund. Mr. Priore is also Internal Counsel and Director of Policy and Compliance for meVC.com, Inc. Formerly, Mr. Priore was employed with Charles Schwab & Co. in San Francisco. Most recently,
Mr. Priore served as Managing Attorney: Third Party Actions, Arbitration and Litigation, for the Office of Corporate Counsel at Charles Schwab & Co., where he managed an active litigation docket of over 400 open matters representing over $100 million in customer assets. Prior to that,

Mr. Priore served as Policy Director, where he was responsible for strategic planning and participated in product development teams for retail financial services and e-commerce applications. Mr. Priore also served as a Corporate Attorney at Charles Schwab & Co. Mr. Priore received his B.A. from Tufts University and his J.D. from Tulane Law School.

                               LEGAL PROCEEDINGS

    Mr. Grillos, serving in his capacity as a director of SmartForce, has been named a defendant, along with SmartForce and certain of its former and current officers and directors, in class action lawsuits filed in state and federal courts alleging violation of the federal securities laws. These lawsuits allege that the defendants misrepresented and/or omitted to state material facts regarding SmartForce's business and financial condition and prospects in order to artificially inflate and maintain the price of SmartForce's securities. The lawsuits further allege that the defendants misrepresented and/or omitted to state material facts in the registration statement and prospectus issued in connection with SmartForce's merger with ForeFront Group, Inc., the result of which was to artificially inflate the price of SmartForce's securities. The state court class action has been stayed. The federal class action was dismissed, with leave to amend, in July 1999. A motion to dismiss the amended complaint is pending. Mr. Grillos and various other officers and directors of SmartForce have also been named in a derivative action in California state court. The allegations in the derivative action are substantially similar to those of the class action complaints. Mr. Grillos is covered under SmartForce's directors' and officers' insurance policy. Mr. Grillos and SmartForce believe that these actions are without merit and intend to defend vigorously against these claims.

                             THE INVESTMENT ADVISER


    meVC Advisers is our investment adviser. meVC Advisers was incorporated in Delaware in December 1999. meVC Advisers is a wholly-owned subsidiary of meVC.com, Inc. The executive offices of meVC.com and meVC Advisers are located at 991 Folsom Street, Suite 301, San Francisco, California 94107. meVC Advisers has filed an application with the Securities and Exchange Commission to register as an investment adviser under the Advisers Act. meVC Advisers currently has two directors and four officers, all of whom are our affiliates, as defined in the Investment Company Act.


    meVC Advisers will implement our investment objective and strategies, and will set our strategic and operational direction. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance.

    In return for its services, we have agreed to pay to meVC Advisers an annual management fee equal to 2.5% of our average weekly net assets, payable in monthly installments, and annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses.

    Mr. Singer is Chief Executive Officer of meVC Advisers and a member of its board of directors.

    Mr. Freudenthal is President of meVC Advisers and Chairman of its board of directors.

    Mr. Wozniak is Vice President, Operations of meVC Advisers.

    Mr. Priore is Secretary of meVC Advisers.

    The Investment Advisory Agreement may be terminated by meVC Advisers or the Fund and the Investment Sub-Advisory Agreement may be terminated by Draper Advisers, meVC Advisers or the Fund, in each case with written notice of termination delivered to each party at least 60 days prior to the termination date. meVC Advisers and Draper Advisers have agreed that in the event either of them is terminated involuntarily by the Fund's board of directors, neither of them may thereafter provide, directly or indirectly, investment advisory services to the Fund. In the event of a termination of either agreement, our board of directors will select a new investment adviser to implement our investment objective and strategies.

                           THE INVESTMENT SUB-ADVISER


    Draper Advisers, our Investment Sub-Adviser, was formed in November 1999. Draper Advisers will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies. The members of Draper Advisers include the senior investment professionals of Draper Fisher Jurvetson and its nationwide network of seven affiliated venture capital firms in eight locations. The managing member of Draper Advisers, John M. Grillos, will be responsible for the investment recommendations of Draper Advisers. The non-managing members of Draper Advisers will be the source of much of our deal flow by presenting potential investment opportunities to Mr. Grillos. The non-managing members will also provide post-investment managerial assistance to many of our portfolio companies. The non-managing members of Draper Advisers will not make investment decisions on our behalf and have no obligation to provide services to us on an exclusive basis.



    The executive offices of Draper Advisers are located at 400 Seaport Court, Suite 250, Redwood City, California 94063. Draper Advisers has filed an application with the Securities and Exchange Commission to register as an investment adviser under the Advisers Act.



    In return for its services as Investment Sub-Adviser, Draper Advisers will receive from meVC Advisers an amount equal to 40% of the management fee we pay to meVC Advisers. meVC Advisers has also agreed to pay Draper Advisers 90% of the carried interest it receives from the Fund. The investment sub-advisory agreement may be terminated by meVC Advisers, Draper Advisers or us upon written notice of such termination to each of the other parties at least 60 days prior to the effective date of termination.


    JOHN M. GRILLOS is the Managing Member of Draper Advisers.

    TIMOTHY C. DRAPER is a Non-Managing Member of Draper Advisers. Mr. Draper is also Managing Director of Draper Fisher Jurvetson Funds VI and V, of Draper Fisher Associates Funds III and IV, a General Partner of Draper Associates II, and sole Managing Partner of Draper Associates. He is also a Managing Director of Draper Franchise, LLC and Draper Network Affiliates, LLC, entities that establish and manage affiliated venture capital funds. Since 1985, various funds with which he is affiliated have funded more than 150 companies. Before founding Draper Associates, Mr. Draper worked in high-technology corporate finance for Alex. Brown & Sons. Before that, he worked as a Marketing Engineer for Hewlett-Packard, and was Assistant to the President at Apollo Computer.
Mr. Draper currently serves on the board of directors of GoTo.com, PLX Technology, Tumbleweed Communications and various private companies, including meVC.com. Mr. Draper received his B.S. in Electrical Engineering from Stanford University and his M.B.A. from the Harvard Business School.


    JOHN H. N. FISHER is a Non-Managing Member of Draper Advisers. Mr. Fisher is also a Managing Director of Draper Fisher Jurvetson based in Redwood City, California. Previously, Mr. Fisher was a venture capitalist at ABS Ventures. In addition to his venture capital experience, Mr. Fisher served as Strategy Consultant to software maker Abacus Concepts (acquired by SAS Institute), as Financial Analyst in investment banking for Alex. Brown & Sons and as Account Executive in the Capital Markets Group at Bank of America. Mr. Fisher currently serves on the board of directors of Wit SoundView and various private companies. He also served on the board of directors of Medior prior to its acquisition by America Online, WebLine Communications prior to its acquisition by Cisco Systems, and C2B prior to its acquisition by Inktomi. Mr. Fisher received his B.S. magna cum laude from Harvard College and his M.B.A. from the Harvard Business School.


    STEVEN T. JURVETSON is a Non-Managing Member of Draper Advisers.
Mr. Jurvetson is a Managing Director of Draper Fisher Jurvetson based in Redwood City, California. Previously, Mr. Jurvetson was an R&D Engineer at Hewlett-Packard. His prior technical experience also includes computer and instrumentation design, materials science research, and programming at HP's PC Division, the Center for Materials Research, and Mostek. He has also worked in product marketing at Apple Computer and NeXT. Additionally, Mr. Jurvetson was a Consultant at Bain & Company. He currently serves on the board of directors of Kana Communications and various private companies. He served on the board of directors of

Hotmail from its inception through its acquisition by Microsoft. Mr. Jurvetson also serves on the Merrill Lynch Technical Advisory Board and the Microsoft Advisory Board for the Silicon Valley Developer Center. Mr. Jurvetson received his B.S. in Electrical Engineering as the Henry Ford Scholar as well as his M.S. in Electrical Engineering from Stanford University. He also received his M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.

    WARREN PACKARD is a Non-Managing Member of Draper Advisers. Warren Packard is also a Director at Draper Fisher Jurvetson based in Redwood City, California. Mr. Packard co-founded Angara Database Systems, a venture funded software firm focused on commercializing a high performance, main-memory database technology. Prior to co-founding Angara, he was an Associate at Institutional Venture Partners. Mr. Packard also served as a Senior Principal Engineer in the New Business and Advanced Product Development Group at Baxter International. He currently serves on the board of directors of Digital Impact, Direct Hit Technologies, Fogdog Sports and various private companies. Mr. Packard received his B.S. and M.S. in Mechanical Engineering: Smart Product Design from Stanford University and is a member of Phi Beta Kappa. He also received his M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.

    JENNIFER SCOTT FONSTAD is a Non-Managing Member of Draper Advisers.
Ms. Fonstad is also a Director at Draper Fisher Jurvetson based in Redwood City, California. Previously, she worked with SensAble Technologies, a start-up pioneering three-dimensional haptics solutions. Ms. Fonstad also worked at the Planning Technologies Group, where she focused on strategy development for companies in the software and healthcare information industries, and led a team in the design, prototyping, testing, and launch of a novel health-information system. In addition, Ms. Fonstad worked for a start-up in Central Europe and as an Associate Consultant with Bain & Company. She served on the board of directors of iShip.com until it was purchased by Stamps.com, and currently serves on the boards of NetZero and various private companies. She received her B.S. cum laude from Georgetown University and her M.B.A. with distinction from the Harvard Business School.

    ANDREAS STAVROPOULOS is a Non-Managing Member of Draper Advisers. Andreas Stavropoulos is also a Director at Draper Fisher Jurvetson based in Redwood City, California. Most recently with McKinsey & Company in San Francisco, Mr. Stavropoulos worked with senior management teams of corporate clients with an emphasis on information technology. Prior to McKinsey, he was a Senior Analyst at Cornerstone Research, a financial and economic consulting firm that helps resolve issues arising in high-profile business litigation. He currently serves on the Boards of AppStream, etang, Everdream and Headlight.com. Mr. Stavropoulos received his B.S. in Computer Science, summa cum laude from Harvard College, where he was a member of Phi Beta Kappa. He also received his M.S. in Computer Science from Harvard University and his M.B.A. from Harvard Business School, where he was a Baker Scholar.

    RAJ ATLURU is a Non-Managing Member of Draper Advisers. He is also a Senior Associate at Draper Fisher Jurvetson based in Redwood City, California. Prior to joining Draper Fisher Jurvetson, he was a venture capitalist with TL Ventures where he focused on early stage Internet business-to-business services and applications companies. Before that, Raj worked for three years in the Leveraged Finance Group and Asian Investment Banking Group of Credit Suisse First Boston, in New York, Hong Kong and Singapore. He currently serves on the boards of Digitalwork.com and Syncra Systems. He received his B.S. and M.S. in Environmental Engineering from Stanford University and his M.B.A. from the Stanford Graduate School of Business.


    JOHN L. BACKUS is a Non-Managing Member of Draper Advisers. Mr. Backus is also a Managing Partner of Draper Atlantic based in Reston, Virginia. Prior to founding Draper Atlantic, Mr. Backus was a founding investor and the President and Chief Executive Officer of US Order/InteliData Technologies, leading US Order from initial revenue generation through a $65 million initial public offering in 1995. During the past 15 years he has negotiated over 15 merger, acquisition, divestiture, venture investment, and corporate finance transactions with a combined value in excess of $500 million. Mr. Backus currently serves on the board of directors of Amazing Media, iSay.com, Singleshop.com, and World Airways and is the Vice-Chairman of the Northern Virginia Technology Council. Mr. Backus received his B.A. in Economics from Stanford University and his M.B.A. from the Stanford Graduate School of Business.



    JAMES A. LYNCH is a Non-Managing Member of Draper Advisers. Mr. Lynch also serves as a Managing Partner of Draper Atlantic based in Reston, Virginia. Prior to founding Draper Atlantic, Mr. Lynch served as a general partner for the Polaris Fund, an investor in Redgate Communications and Medior, both acquired by America Online. Prior to joining the Polaris Fund, Mr. Lynch taught finance at INCAE, a Costa Rican based graduate school of business affiliated with Harvard University. On behalf of Draper Atlantic, Mr. Lynch currently serves on the board of directors of MultiCity.com, Roku and 2Wrongs.com. Mr. Lynch received his B.A. cum laude in Economics from Yale College and his M.B.A. from the Harvard Business School.



    DANIEL R. RUA is a Non-Managing Member of Draper Advisers. Mr. Rua is also a Principal of Draper Atlantic based in Reston, Virginia. Prior to joining Draper Atlantic, Mr. Rua advised International Fiberoptic Technologies on strategic, marketing and funding issues. Mr. Rua also provided Internet customer value analysis and strategic planning for TotalSports, an Internet sports information startup. His consulting efforts have been recognized by the NC Small Business and Technology Development Center. Prior to his consulting efforts, Mr. Rua worked 7 years in IBM's Networking Software group. He currently serves on the board of directors of AuctionRover.com, neoButler.com and 2Wrongs.com. Mr. Rua received his B.S. in Computer Engineering from the University of Florida. He also received his J.D. with honors from the University of North Carolina School of Law and his M.B.A. with Dean's Scholar distinction from the Kenan-Flagler Business School.


    TODD J. STEVENS is a Non-Managing Member of Draper Advisers. Mr. Stevens is also Managing Director of the Wasatch Venture Fund based in Salt Lake City, Utah. At Wasatch, Mr. Stevens has overseen investments in over 40 early-stage high-technology companies. Prior to establishing the Wasatch Venture Fund, Mr. Stevens was an experienced finance executive, having raised over $450 million in debt and equity for Utah companies during the pervious ten years. He also worked in real estate development, planning and control for Homart Development (a subsidiary of Sears) and as Treasurer for a Utah-based publicly traded company. Mr. Stevens serves on the board of directors of several portfolio companies including InsurQuote Systems and Sandbox Entertainment, as well as MACC Private Equities Inc. He recieved his B.S. in Accounting and Management from the University of Utah and his M.B.A. from the Harvard Business School.


    KENT I. MADSEN is a Non-Managing Member of Draper Advisers. Mr. Madsen is also a Partner of the Wasatch Venture Fund based in Salt Lake City, Utah. Previously, Mr. Madsen worked for Ford Motor Company in the Advanced Technology Group. He then transferred to Ford's China Operations where he helped to write, present and negotiate joint venture proposals. Mr. Madsen then relocated to manage the Product Development efforts at the newly established joint venture in China. Presently, Mr. Madsen serves on the board of directors of theDial, EdgeMail Technologies, 1800weddings, Alta Technology and ZZSoft. Mr. Madsen received his B.S. in Mechanical Engineering and Applied Mechanics from the University of Pennsylvania. He also received his M.S. in Mechanical Engineering from the University of Michigan and his M.A. in International Studies from the Lauder Institute at the University of Pennsylvania. Mr. Madsen also received his M.B.A. from The Wharton School.


    FRANK M. CREER is a Non-Managing Member of Draper Advisers. Mr. Creer is also a Managing Director and a co-founder of Zone Ventures based in Los Angeles, California. Mr. Creer is also a Partner of the Wasatch Venture Fund based in Salt Lake City, Utah. Mr. Creer has worked in management consulting for small to medium size technology businesses and has also placed financing for a diverse range of real estate developments. Mr. Creer also worked in the development group of a publicly traded company where he was involved in financial analysis and economic feasibility studies of proposed projects. Mr. Creer currently serves on the board of directors of AllPets, Inc., emWare, Inc., e-Style, Inc., GoWarehouse.com, Perks.com, and ZKey.com. Mr. Creer received his B.S. in University Studies with a Finance and Entrepreneurial emphasis from the University of Utah.

    DAVID L. CREMIN is a Non-Managing Member of Draper Advisers. Mr. Cremin is also a Partner and co-founder of Zone Ventures based in Los Angeles, California. With over nine year of experience working as an entrepreneur, Mr. Cremin specializes in developing high growth businesses. Prior to Zone Ventures, he served as President of Vis-a-Vis Entertainment, a start up entertainment information content provider, where he continues to serve as a director. Before that, Mr. Cremin worked in strategic planning at Citicorp Credit Services. Mr. Cremin currently serves on the board of directors of Digitoy, Inc. (Rocket Radio), LassoPower, Inc., ShowBIZ Data, Inc. and Zone Communications, Inc. As an advocate for the growth of a technology culture in Southern California, Mr. Cremin founded the Zone Club, a non-profit civic organization, which serves to unite isolated Southern California groups, companies, associations and entrepreneurs related to technology and new media. Mr. Cremin received his B.S. in Industrial Engineering from Stanford University.

    N. DARIUS SANKEY is a Non-Managing Member of Draper Advisers. Dr. Sankey is also a Partner of Zone Ventures based in Los Angeles, California. Dr. Sankey has over five years of experience working on communications, optoelectronics and network technologies. Previously, Dr. Sankey was a Consultant at McKinsey & Company. Prior to McKinsey, Dr. Sankey worked in strategic planning, consulting and R&D positions at Portland Software, AT&T Solutions, RAND and AT&T Bell Laboratories. In addition, Dr. Sankey has focused research efforts on business development and product marketing for e-commerce businesses in the areas of communications services, enterprise software systems, financial services, and digital content management. He currently sits on the boards of StaticOnline.com, ElectricPal.com, and 3GA, Inc. Dr. Sankey received his B.S. degrees in Physics and Electrical Engineering from M.I.T. and his Ph.D. in Optical Engineering from the Institute of Optics, University of Rochester.


    WILLIAM R. KALLMAN is a Non-Managing member of Draper Advisers. Mr. Kallman is also Managing Partner of Timberline Ventures in Vancouver, Washington.
Mr. Kallman has over 14 years of high-technology industry operating and entrepreneurial experience as a board member, CEO/President, and business development executive. Mr. Kallman has guided and managed multi-stage technology venture development, assembled and led senior management and technical teams, and raised venture capital, venture leasing, and corporate partner strategic funding for early-stage companies. He serves on the board of directors of the Oregon Entrepreneur Forum and several Timberline portfolio companies including Applied Inference, Bidpath.com, MusicCity.com, Zairmail and DML. Mr. Kallman has additional prior experience in marketing and sales, operations, and engineering from Kollmorgen, Cray Research, and Hewlett-Packard. Mr. Kallman received his B.A. in Chemistry from Reed College, his M.S. in Material Science & Engineering from Stanford University, and his M.B.A. from the Harvard Business School.



    JEFFREY C. TUNG is a Non-Managing member of Draper Advisers. Mr. Tung is also Managing Partner of Timberline Ventures in Vancouver, Washington. Mr. Tung has over 14 years of experience as an early-stage information technology venture capital investor, including Documentum. From its inception in 1989 to its completion in 1997, Mr. Tung was a Vice President and a Partner of Xerox Technology Ventures (XTV), a corporate-backed venture capital fund. Prior to XTV, Mr. Tung was an Associate Partner at KBA Partners, a $100 million technology venture investment fund. Before that, Mr. Tung worked as a Product Manager for Networking Products at Intel and a Project Leader at Lockheed Martin. Mr. Tung has served on the board of directors and as interim CEO for many portfolio companies including XTV, Documentum, and presently at Timberline's Virtual Relocation.com, Inc., eTrieve, Applied Inference, MusicCity.com, Zairmail, and DML. Mr. Tung received his B.S. and his M.S. degrees in Electrical Engineering from M.I.T. and his M.B.A. from the Harvard Business School.


    ROSS H. GOLDSTEIN is a Non-Managing member of Draper Advisers. Mr. Goldstein is also a Managing Partner and co-founder of Draper Fisher Jurvetson Gotham Ventures based in New York City. Prior to co-founding Draper Fisher Jurvetson Gotham, Mr. Goldstein was Executive Vice President and Chief Financial Officer of Interactive Imaginations, Inc., the predecessor company to 24/7 Media, Inc. Prior to joining Interactive Imaginations, Mr. Goldstein was with Morgan Stanley for 13 years, where he had most recently been a senior banker responsible for equity financings for the firm's technology, telecommunications and media clients such as Netscape, America Online, Silicon Graphics and Applied Materials. Mr. Goldstein serves on the advisory board of directors of PassLogix, Inc. Mr. Goldstein received his B.S. in Applied Mathematics-Economics, magna cum laude from Brown University and his M.B.A. from the Stanford University Graduate School of Business.

    DANIEL J. SCHULTZ is a Non-Managing member of Draper Advisers. Mr. Schultz is also a Managing Partner and a co-founder of Draper Fisher Jurvetson Gotham Ventures based in New York City. Mr. Schultz has spent his career advising, financing and investing in emerging technology, telecom and other growth companies. Over the last 14 years, Mr. Schultz has held various senior equity positions with Lehman Brothers in New York and London. Most recently, Mr. Schultz managed the firm's venture capital and private equity financing department raising over $300 million in 16 transactions for a variety of Internet, software, new media, information services and healthcare companies. Prior to that Mr. Schultz was responsible for securing, structuring and executing equity offerings for emerging growth companies in the U.S., Europe and Israel. Mr. Schultz is a Limited Partner in an existing international technology venture capital fund and is an investor in a number of private venture-stage companies, including Active Impulse Systems, PassLogix and System Management ARTS. He is a member of the Investment Committee of the endowment fund of the American Friends of The Hebrew University and is the Assistant Treasurer for the group. Mr. Schultz received his A.B. in Economics from Columbia University.

    JOSEPH A. KATARINCIC, JR. is a Non-Managing member of Draper Advisers. Mr. Katarincic is also a Manging Director of Draper Triangle Ventures. He is also a Principal of Triangle Capital Corporation and of Lycos Ventures. Previously, Mr. Katarincic served as Vice President - Corporate Development and General Counsel of J. Edward Connelly Associates, Inc., a diversified holding company, where he was responsible for all corporate acquisitions, divestitures and financings. Prior to that, Mr. Katarincic was an Associate at Skadden, Arps, Slate, Meagher & Flom, an international law firm. Mr. Katarincic serves on the board of directors of Exonic Systems Corp. Mr. Katarincic received his B.A. in Economics from the College of the Holy Cross, his J.D. from the University of Pittsburgh School of Law and his M.B.A. from the Carnegie Mellon University Graduate School of Industrial Administration.


    JOHN E. CAMPION is a Non-Managing member of Draper Advisers. Mr. Campion is also a Managing Director of Access Venture Partners in Austin, Texas.
Mr. Campion has over twenty years of experience in the formation and management of growth companies. He also recruited the Woodside Fund III to Texas and he has been a full time Special Limited Partner of that fund for the past six years. During this time he has been responsible for Woodside Fund's activities in Texas and has served on the boards of seven portfolio companies. Prior to joining Woodside Fund III, Mr. Campion was President of the Texas Research and Technology Foundation (TRTF) and Ventex Group, Inc. its venture capital subsidiary. He started a number of companies through TRTF's Technology Incubator and invested in seven companies through Ventex Group. All seven of these companies were acquired by Woodside Fund III in 1994 and have been managed by Mr. Campion since that time. He is also on the Advisory Committee of the University of Texas Health Sciences Center - San Antonio and is member of the Austin - San Antonio Corridor Council. Mr. Campion received his B.A. in Business Administration from Regis College and is a Certified Public Accountant.



    V. FRANK MENDICINO II is a Non-Managing member of Draper Advisers.
Mr. Mendicino is also a Managing Director of Access Venture Partners in Westminster, Colorado. Mr. Mendicino has over 25 years of venture capital investing experience. For the past 16 years he has been a General Partner of Woodside Funds I, II, and III which he co-founded in 1983. Mr. Mendicino was also a co-founder of Innova Corporation and Chairman of its board of directors, and was involved with its growth and development until it went public and was subsequently merged into Digital Microwave Corporation in 1998. He currently serves on the board of directors of Digital Microwave Corporation and several private companies. Prior to co-founding Woodside Fund, Mr. Mendicino practiced law, specializing in corporate and commercial law. Earlier in his career, he served terms in the Wyoming House of Representatives and as

Attorney General of Wyoming. He is a member of the Board of Directors of the University of Wyoming Foundation where he chairs the Investment Committee and the Western Research Institute. Mr. Mendicino received his B.A. in Business Administration from the University of Wyoming and his J.D. with honors from the University of Wyoming.



    V. FRANK MENDICINO III is a Non-Managing member of Draper Advisers.
Mr. Mendicino is also a Managing Director of Access Venture Partners in Westminster, Colorado. Mr. Mendicino joined Woodside Fund II in 1990 as an Analyst, and for the past six years has been a Senior Associate for Woodside Fund III. Mr. Mendicino represented Woodside Fund III on the Board of Directors of Convoy Corporation and Enterpriselink where he helped build both companies and participated in their ultimate sale to public companies. He is currently on the Board of Directors of two private software companies. Previously, he was a founding member of the Contra Costa Software Incubator Board of Directors.
Mr. Mendicino received his B.A. in Political Science from the University of California at Berkeley.



    ROBERT W. REES is a Non-Managing member of Draper Advisers. Mr. Rees is also a Managing Director of Access Venture Partners in Pleasanton, California. He has over 26 years of marketing, sales and strategic planning experience with large companies including Mobil Oil and Tenneco and start-up companies including Lantech, Inc. He has been a full-time Special Limited Partner of Woodside Fund III since its formation in 1993. At Woodside Fund he sourced investments in the telecommunications and computer software/hardware areas in the mid-continent and in California. He is currently on the board of directors of four private companies including Infinitec Communications, a Tulsa-based telecommunications company. He was able to secure that investment for Woodside Fund III because of his contacts in Oklahoma. Before joining Woodside Fund, Mr. Rees was a founder and Chief Executive Officer of Rees/Source Ventures, Inc., a family-owned investment and venture capital firm in Oklahoma. Previously, he was a director of the Oklahoma Venture Forum and the Oklahoma Business Incubator Association. Mr. Rees received his B.A. in Business Administration from Principia College and his M.B.A. from New York University. He is also a graduate of the NASBIC Venture Capital Institute.

                       VALUATION OF PORTFOLIO SECURITIES

    As a general principle, the current fair value of an investment is the amount that we might reasonably expect to receive for the asset if it were currently sold by us. There is a range of values that is reasonable for investments in private companies at any particular time. Generally, our board of directors will initially set the fair value of each of our investments at cost. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, our board of directors will determine whether such events provide a basis for valuing such investment at a number other than cost.

    We anticipate that many of our investments for which a public market does not exist will be restricted securities under the Securities Act. Whenever possible, Draper Advisers will negotiate for registration rights for us in connection with our investments. The value for investments for which no public market exists cannot be precisely determined. Generally, our board of directors will value such investments on a going concern basis without considering disposition costs. On a quarterly basis, and at such other times as deemed appropriate under the circumstances, our board of directors will prepare a valuation of our assets. We will publish our net asset value on a weekly basis.

    Our board of directors will value our portfolio investments for which market quotations are readily available and which are freely transferable as follows:
(i) securities traded on a securities exchange or the Nasdaq Market will be valued at the closing price on the day the securities are being valued and
(ii) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices for the trading day the securities are being valued. Our board of directors will value those portfolio investments for which market quotations are readily available but are restricted from free trading in the public securities markets, including stock subject to Rule 144 under the Securities Act, by discounting the closing price or the closing bid and asked prices for the last trading day prior to the date of valuation to reflect the illiquidity imposed by the Rule 144 restrictions, but taking into consideration whether we have any contractual registration rights. For this purpose, an investment that is exercisable for or convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security will be deemed to be an investment for which market quotations are readily available, but the value of the security will be reduced by any consideration to be paid by us in connection with the exercise or conversion.

    With respect to any debt securities in our portfolio with a maturity date within 60 days of the valuation date, our board of directors will value such securities using the amortized cost method. Securities with a maturity date of more than 60 days after the valuation date for which there is a market and which are freely transferable will be valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit held in our portfolio will generally be valued at their face value, plus accrued interest.

    The fair value of investments for which no market exists and for which our board of directors has determined that the original cost of the investment is no longer an appropriate valuation will be determined on the basis of procedures established in good faith by our board of directors. Valuations will be based upon such factors as earnings and net worth, the market price of similar securities of comparable companies and an assessment of future financial prospects. In the case of unsuccessful operations, the valuation may be based upon anticipated liquidation proceeds.

    Our board of directors may also consider, when available, a follow-on investment in a portfolio company's securities as the basis of valuation. This method of valuing a follow-on investment will be used only with respect to completed transactions. Publicly-traded securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect these restrictions.

    Our board of directors will review its valuation policies from time to time and make any necessary adjustments. Our board of directors may also hire independent consultants to review our valuation procedures or to conduct an independent valuation.

    To determine the net asset value per share of our common stock, the value of our assets, including our portfolio securities, will be determined by our board of directors, and our liabilities, if any, will be subtracted, and the difference will be divided by the number of outstanding shares of our common stock on the date of valuation.

    The value of our portfolio securities is inherently subjective. Our net asset value, as determined by the board of directors, may also not fully reflect the price at which you could sell your shares in the secondary market, if a secondary market for our shares were to develop.

                       INVESTMENT COMPANY ACT REGULATION

    We have elected to be regulated as a business development company under the Investment Company Act. A business development company is defined as a domestic, closed-end company that is operated for the purpose of making specific types of investments and that makes available significant managerial assistance to the companies in which it invests.


    Business development companies are exempt from certain provisions of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Specifically, as a business development company we are regulated only by those portions of the Investment Company Act pertaining to business development companies, are not required to register as an investment company and are otherwise exempt from the majority of the provisions of the Investment Company Act. The provisions to which we are subject are somewhat less stringent than those pertaining to registered investment companies. In addition, as a business development company we are able to base the compensation that we pay to our investment adviser and investment sub-adviser on our performance, which is otherwise prohibited by the Investment Advisers Act. We believe that this compensation structure will assist us in attracting highly qualified investment advisers and investment sub-advisers.


    As a business development company, we are required to have:

    - At least 70% of our investments in eligible assets before investing in non-eligible assets, and

    - We must provide or make available significant managerial assistance to our portfolio companies.

                                ELIGIBLE ASSETS

    Eligible assets include:

    - Securities of an eligible portfolio company which are purchased from that company in a private transaction. An eligible portfolio company is a company that:

       - is organized and has its principal place of business in the United States,

       - subject to certain narrowly defined exceptions, is not itself a registered investment company,

       - has no class of securities listed on a national securities exchange or on a dealers' margin list,

       - is actively controlled by a business development company, either alone or acting as part of a controlling group, and an affiliate of the business development company serves on such company's board of directors, or

       - meets certain other criteria as may be established from time to time by the Securities and Exchange Commission pursuant to its rule-making authority.

    - Securities received by the business development company in connection with its ownership of securities of an eligible portfolio company, or

    - Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

                       SIGNIFICANT MANAGERIAL ASSISTANCE

    Significant managerial assistance includes:

    - Any arrangement in which a business development company offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or

    - The exercise by a business development company of a controlling influence over the management or policies of a portfolio company by the business development company acting individually or as part of a group acting together which controls the portfolio company.

                            REGULATORY RESTRICTIONS

    The Investment Company Act requires that at least a majority of our board of directors be composed of individuals who are not "interested persons," as such term is defined in the Investment Company Act.

    The Investment Company Act also places certain restrictions on our ability to take certain actions. We may not alter or change our investment objectives, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a majority, as defined in the Investment Company Act, of our outstanding voting securities. Such approval is also required before we may change our status as a non-diversified investment company.

    We are also prohibited by the Investment Company Act from knowingly participating in a joint transaction, including a co-investment in a portfolio company with an affiliated person, including any of our directors, meVC Advisers, Draper Advisers or any entity managed or advised by any of them. To allow co-investments with Draper Fisher Jurvetson and its network of venture capital affiliates, we have applied to the SEC for exemptive relief from this provision of the Investment Company Act.

                          DESCRIPTION OF CAPITAL STOCK

                                  COMMON STOCK

    The table below sets forth certain information about our capital stock.

                                                                                            (4)
                                                                                          AMOUNT
                                                (2)                 (3)                 OUTSTANDING
                   (1)                        AMOUNT      AMOUNT HELD BY THE FUND   EXCLUSIVE OF AMOUNT
              TITLE OF CLASS                AUTHORIZED      OR FOR ITS ACCOUNT        SHOWN UNDER (3)
              --------------                -----------   -----------------------   -------------------
Common Stock, $.01 par value..............  150,000,000              (0)                    250

    Holders of shares of our common stock are entitled to one vote per share on all matters submitted for action by our stockholders. Our stockholders do not have cumulative voting rights with respect to the election of directors and, thus, the holders of a majority of our outstanding shares can, if they choose to do so, elect all of our directors. The holders of shares of our common stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available for this purpose.

    If we are liquidated, dissolved or wound up, holders of our common stock are entitled to share ratably in all of our remaining assets after payment of any outstanding liabilities. Holders of shares of our common stock have no conversion, preemptive or other subscription rights, nor do shares of our common stock carry redemption rights. All of the outstanding shares of our common stock are, and the shares offered in this offering, when issued against payment for them, will be, fully-paid and non-assessable.

         CERTAIN ASPECTS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS

    CLASSIFIED BOARD


    Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of our board of directors will be elected each year. John M. Grillos and Peter S. Freudenthal have been designated Class I directors whose terms expire at the 2000 annual meeting of stockholders. Larry Gerhard has been designated as a Class II director whose term expires at the 2001 annual meeting of stockholders. Harold Hughes, Jr. and Chauncey Lufkin have been designated as Class III directors whose terms expire at the 2002 annual meeting of stockholders. This classification of the board of directors may delay or prevent a change in control of our company or in our management.


    EXECUTIVE OFFICERS

    Executive officers are appointed by the board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors, officers or key employees.

    BOARD COMMITTEES


    Our board of directors has established an audit committee. The audit committee currently consists of Messrs. Grillos and Lufkin. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants.


    EXECUTIVE COMPENSATION

    Since we are newly organized, we have not yet paid compensation to any of our directors or officers.

    LIMITATIONS ON DIRECTORS' LIABILITY AND INDEMNIFICATION

    Our certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for any of the following:

    - any breach of their duty of loyalty to the corporation or its stockholders;

    - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

    - unlawful payments of dividends or unlawful stock repurchases or redemptions; or

    - any transaction from which the director derived an improper personal benefit.

    This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

    Our certificate of incorporation also provides that, to the fullest extent permitted under Delaware law, our directors may participate in other business or investing activities, even if such other activities are in competition with our business. Moreover, in the event any of our directors are involved in any such activities:

    - they may, but are not obligated to, offer us the opportunity to participate in such activities;

    - the Fund will have no claim on or right to receive any income or profit which such directors may derive from any such activities; and

    - such directors will not be liable to the Fund or its stockholders for monetary damages for loss of corporate opportunity or otherwise because of their participation in any such activities.

    Our certificate of incorporation and bylaws provide that we shall indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by applicable law. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether our bylaws would permit indemnification.

    We have entered into agreements to indemnify our directors and executive officers, in addition to indemnification provided for in our bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any such person in any action or proceeding arising out of such person's services as a director or executive officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

    The limited liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty and may reduce the likelihood of derivative litigation against our directors and officers, even though a derivative litigation, if successful, might otherwise benefit us and our stockholders. A stockholder's investment in us may be adversely affected to the extent we pay the costs of settlement or damage awards against our directors or officers under these indemnification provisions.

    At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

    DELAWARE ANTI-TAKEOVER LAW AND CHARTER AND BYLAW PROVISIONS

    Provisions of Delaware law and our certificate of incorporation and bylaws could make the following more difficult:

    - the acquisition of us by means of a tender offer;

    - acquisition of us by means of a proxy contest or otherwise; or

    - the removal of our incumbent officers and directors.

    These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because negotiation of such proposals could result in an improvement of their terms.

    ELECTION AND REMOVAL OF DIRECTORS. Our board of directors is divided into three classes. The directors in each class will serve for a three-year term, one class being elected each year by our stockholders. This system of electing and removing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.

    STOCKHOLDER MEETINGS. Under our certificate of incorporation, only the board of directors, the Chairman of the Board, Vice Chairman, Chief Executive Officer or President may call special meetings of stockholders.

    ADOPTION, AMENDMENT OR REPEAL OF OUR BYLAWS. Our certificate of incorporation provides that any adoption, amendment or repeal of our Bylaws will require the approval of:

    - at least 66-2/3% of the total number of our authorized directors, irrespective of any vacancies that may exist on the board of directors at the time; or

    - the holders of at least 66-2/3% of the then outstanding shares of our capital stock entitled to vote on the matter.

    REMOVAL OF DIRECTORS. Our certificate of incorporation provides that our stockholders may remove one or more of our directors only for cause and only with the affirmative approval of the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote on the matter.

    CONVERSION TO OPEN-END INVESTMENT COMPANY. Our certificate of incorporation provides that any proposal to convert us from a closed-end investment company to an open-end investment company will require the affirmative approval of (i) at least 75% of our continuing directors and (ii) the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote on the matter. A continuing director is any director:

    - who is not a person or affiliate of a person who enters or proposes to enter into a business combination with us; and

    - who has been a director for at least 12 months; or

    - who is a successor of a continuing director who is not a person or affiliate of a person who enters or proposes to enter into a business combination with us and was appointed to the board of directors by a majority of the continuing directors.

    REQUIREMENTS FOR ADVANCE NOTIFICATION OF STOCKHOLDER NOMINATIONS AND PROPOSALS. Our bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors.

    AMENDMENT OF CHARTER PROVISIONS. The amendment of any of the above provisions would require approval by holders of at least 66-2/3% of the then outstanding shares of our capital stock entitled to vote on the matter.

                                ANNUAL MEETINGS

    We intend to hold annual meetings of our stockholders to elect our directors and take such other action as may be necessary or appropriate if we are required to do so under applicable law or rules of exchanges or other applicable regulatory agencies.

                                 DISTRIBUTIONS

    At least one time per year, we will make distributions of cash and securities to you of at least 90% of the net investment income we receive from interest and dividends plus net short-term capital gains. We intend to make the first distribution, which will likely be comprised entirely of investment income from short-term investments in accordance with our investment objective, by December 31, 2000. If we incur indebtedness, however, the Investment Company Act limits our ability to make distributions if at any time our "asset coverage ratio" is below 300%.


    We will also distribute from time to time any capital gains, net of realized and unrealized capital losses and fees and expenses, we realize from our investments in portfolio companies. In addition, if any of our portfolio companies elects to sell its shares in an initial public offering, or if we receive publicly-traded stock from an acquirer of one of our portfolio companies, the board of directors may distribute pro rata our shares or a portion of our shares of that company's capital stock. Any shares we distribute may be subject to certain transfer restrictions, including a lock-up period which may prohibit you from selling the distributed shares for up to six months. The timing of capital gains distributions will vary depending on when we liquidate our investments in individual portfolio companies.


    We intend to qualify for the special tax treatment provided under Subchapter M of the Internal Revenue Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income and net short-term capital gains). These distributions will be taxable to you as ordinary income or capital gains. You may be proportionately liable for taxes on income and gains of the Fund, but, if you are not subject to tax on your income, should not be required to pay tax on amounts distributed to you. We will inform stockholders regularly of the amount and nature of our income and gains. A more detailed discussion of the federal income tax considerations applicable to us and to an investment in shares of our common stock is included in the SAI under the heading "Federal Income Tax Matters."

                           DIVIDEND REINVESTMENT PLAN

    All of our stockholders who hold shares of common stock in their own name will automatically be enrolled in our Dividend Reinvestment Plan, or the Plan. All such stockholders will have their cash dividends and distributions automatically reinvested by State Street Bank and Trust Company, or the Plan Agent, in additional shares of our common stock. Any stockholder may, of course, elect to receive his or her dividends and distributions in cash. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual stockholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for stockholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, or your broker or other nominee, as the case may be, in writing.

    The Plan Agent serves as agent for the stockholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those stockholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Administrator. If the market value of a share of our common stock on the record date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.

    The Plan Agent will maintain all stockholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the stockholder and such stockholder will be considered the beneficial owner of such shares for all purposes.

    There is no charge to stockholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Stockholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.

    We may terminate the Plan at any time. We may also amend the Plan upon providing written notice to stockholders participating in the Plan at least thirty days prior to such amendment. You may withdraw from the Plan upon written request to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.

                                  UNDERWRITING


    We have entered into an underwriting agreement with the underwriters named below, for whom Prudential Securities Incorporated, Raymond James & Associates, Inc., Gruntal & Co., DLJDIRECT Inc. and Fidelity Capital Markets (a division of National Financial Services Corporation) are acting as representatives. We are obligated to sell, and the underwriters are obligated to purchase, all of the shares offered hereby, if any are purchased. Subject to the terms and conditions of the underwriting agreement, each underwriter has generally agreed to purchase the shares indicated opposite its name:



                                                               NUMBER
UNDERWRITERS                                                  OF SHARES
------------                                                  ---------
Prudential Securities Incorporated..........................
Raymond James & Associates, Inc.............................
Gruntal & Co................................................
DLJDIRECT Inc...............................................
Fidelity Capital Markets
    (a division of National Financial Services
    Corporation)............................................
                                                               ------
    Total...................................................
                                                               ======



    The underwriters may sell more shares than the total number of shares offered on the cover page of this prospectus and they have, for a period of 30 days from the date our shares begin trading, an over-allotment option to
purchase up to          additional shares from the Fund. If any additional
shares are purchased, the underwriters will severally purchase the shares in the same proportion as purchased in the table above.


    The representatives of the underwriters have advised us that the shares will be offered to the public at the offering price indicated on the cover page of this prospectus. The underwriters may allow to selected dealers a concession not
in excess of $     per share and such dealers may reallow a concession not in
excess of $     per share to certain other dealers. After the shares are
released for sale to the public, the representatives may change the offering price and the concessions. The representatives have informed us that the underwriters do not intend to sell shares to any investor who has granted them discretionary authority.

    We have agreed to pay the underwriters the following sales load, assuming both no exercise and full exercise of the underwriters' over-allotment applied to purchase additional shares:

                                                                          TOTAL SALES LOAD
                                                            ---------------------------------------------
                                                   PER       WITHOUT EXERCISE OF      FULL EXERCISE OF
                                                  SHARE     OVER-ALLOTMENT OPTION   OVER-ALLOTMENT OPTION
                                                 --------   ---------------------   ---------------------
Sales load paid by the Fund....................   $                  $                      $


    The Fund, meVC Advisers and Draper Advisers have each agreed to indemnify the several underwriters or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act. The Fund has agreed to pay an advisory fee to Prudential Securities Incorporated.



    We, our officers and directors, the officers and directors of meVC Advisers and the members of Draper Advisers have entered into lock-up agreements pursuant to which we and they have agreed not to offer or sell any shares of common stock or securities convertible into or exchangeable or exercisable for shares of common stock for a period of 180 days from the date of this prospectus without the prior written consent of Prudential Securities Incorporated, on behalf of the underwriters. Prudential Securities Incorporated may, at any time and without notice, waive the terms of these lock-up agreements specified in the underwriting agreement.

    In order to meet the requirements for listing the Shares on the New York Stock Exchange the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares (or $2,000).


    Prior to this offering there has been no public market for the shares or any other securities of the Fund. Prior to completion of this offering, meVC Advisers will control the Fund.

    In the ordinary course of their businesses, Prudential Securities Incorporated, some of the other underwriters and their respective affiliates have in the past engaged, and in the future may engage in investment banking and financial transactions with the Fund, meVC Advisers, Draper Advisers or their affiliates.

    Prudential Securities Incorporated, on behalf of the underwriters, may engage in the following activities in accordance with applicable securities rules:

    - over-allotments involving sales in excess of the offering size, creating a short position. Prudential Securities Incorporated may elect to reduce this short position by exercising some or all of the over-allotment options.

    - stabilizing and short covering; stabilizing bids to purchase the shares are permitted if they do not exceed a specified maximum price. After the distribution of shares has been completed, short covering purchases in the open market may also reduce the short position. These activities may cause the price of the shares to be higher than would otherwise exist in the open market.

    - penalty bids permitting the representatives to reclaim concessions from a syndicate member for the shares purchased in the stabilizing or short covering transactions.


    Such activities, which may be commenced and discontinued at any time, may be effected on a national securities market, in the over-the-counter market or otherwise.



    Each underwriter has represented that it has complied and will comply with all applicable laws and regulations in connection with the offer, sale or delivery of the shares and related offering materials in the United Kingdom, including:



    - the Public Offers of Securities Regulations 1995,



    - the Financial Services Act 1986, and



    - the Financial Services Act 1986 (Investment Advertisements)(Exemptions) Order 1996 (as amended).


    Prudential Securities Incorporated facilitates the marketing of new issues online through its PrudentialSecurities.com division. Clients of Prudential Advisor-SM-, a full service brokerage firm program, may view offering terms and a prospectus online and place orders through their financial advisors.


    An electronic prospectus is available on the web site maintained by DLJDIRECT Inc., a selected dealer and an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation. Other than the prospectus in electronic format, the information on this website relating to this offering is not a part of this prospectus and has not been approved and/or endorsed by us or any underwriter, and should not be relied on by prospective investors.

                                 LEGAL MATTERS

    Certain legal matters with respect to the offering will be passed upon for the Fund by Pillsbury Madison & Sutro LLP, San Francisco, California, and for the underwriters by Cleary, Gottlieb, Steen & Hamilton, Washington, D.C.

                                    EXPERTS

    Our Statement of Assets and Liabilities as of December 8, 1999 has been included herein in reliance upon the report of PricewaterhouseCoopers LLP, San Francisco, California, independent auditors to the Fund, appearing elsewhere herein, given on the authority of the same firm as experts in auditing and accounting.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
Investment Policies.........................................      2
Management..................................................      4
Investment Company Act Regulation...........................      6
Potential Conflicts of Interest.............................      8
Federal Income Tax Matters..................................      9
ERISA Matters...............................................     12
Transfer Agent and Registrar................................     13
Dividend Disbursing Agent...................................     13
Custodian...................................................     13
Sub-Administrator...........................................     13

                             ADDITIONAL INFORMATION

    We have filed with the Securities and Exchange Commission a registration statement on Form N-2 with respect to the shares of our Common Stock offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules which are a part of the registration statement. Additional information concerning us and our common stock is included in the Registration Statement and its exhibits and schedules. You may read and copy any document we file at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC's website at HTTP://WWW.SEC.GOV.

    Upon completion of this offering, we will be subject to the information and periodic reporting requirements of the Securities Exchange Act and will file periodic reports, proxy statements and other information with the SEC. Such periodic reports, proxy statements and other information will be available for inspection and copying at the SEC's public reference room, from the SEC's website at HTTP:// WWW.SEC.GOV and from our website at HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Directors of
meVC Draper Fisher Jurvetson Fund I, Inc.:

    In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of meVC Draper Fisher Jurvetson Fund I, Inc. (the Fund), at December 8, 1999, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
December 13, 1999

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 8, 1999

ASSETS

Cash........................................................  $  5,000

Deferred offering costs.....................................   350,000
                                                              --------

    Total Assets............................................   355,000
                                                              --------

LIABILITIES

Liabilities and accrued expenses............................   350,000
                                                              --------

    Total Liabilities.......................................   350,000
                                                              --------

NET ASSETS..................................................  $  5,000
                                                              ========

NET ASSETS CONSIST OF:

Shares of common stock, $.01 par value;

150,000,000 shares authorized, 250 shares of which are
  issued and outstanding....................................  $      3

Paid in capital in excess of par............................     4,997
                                                              --------

NET ASSETS..................................................  $  5,000
                                                              ========
Net Asset Value Per Share...................................  $     20

------------------------

Based on net assets of $5,000 and 250 shares issued and outstanding.

The accompanying notes are an integral part of this financial statement.

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 8, 1999

1.  ORGANIZATION:

    meVC Draper Fisher Jurvetson Fund I, Inc. (the Fund) was organized as a Delaware corporation on December 2, 1999, and has elected to be regulated as a Business Development Company under the Investment Company Act of 1940. To date, the Fund has not had any transactions other than those related to organizational matters and the sale of 250 shares of beneficial interest to meVC.com, Inc., the parent company of meVC Advisers, Inc.

2.  SIGNIFICANT ACCOUNTING POLICIES

a.  Deferred Offering Costs:

    The Fund has deferred certain initial public offering costs. These costs will be charged to paid-in capital upon sale of the shares.

b.  Organization Costs:

    Costs relating to the organization of the Fund will be borne by meVC Advisers, Inc.

c.  Accounting Estimates

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS:

a. The Fund has substantially agreed to the terms of an investment advisory agreement with meVC Advisers, Inc. (the Adviser). Pursuant to the investment advisory agreement, the Adviser is responsible for oversight of asset management and administration of the fund. The Fund pays the Adviser a monthly fee at the annual rate of 2.5% of the Fund's average weekly net assets, a portion of which is used to pay the Fund's Sub-Adviser. The Fund shall also pay an annual incentive fee to the Adviser in an amount equal to 20% of the Fund's annual realized capital gains on its investments, net of realized losses and unrealized capital depreciation.

b. The Adviser has substantially agreed to the terms of a sub-adivsory agreement with Draper Fisher Jurvetson MeVC Management Co., LLC (the Sub-Adviser). The Sub-Adviser provides all investment opportunities for approval by the Fund's board. For the Sub-Adviser's services, the Adviser pays the Sub-Adviser an annual investment sub-advisory fee equal to 1% of the Fund's average net assets. Adviser shall also pay the Sub-Adviser an amount equal to 90% of the annual incentive fee paid by the Fund to the Adviser. The sub-advisory fees are not an additional expense of the Fund.

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                           DIVIDEND REINVESTMENT PLAN

    meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") has adopted a Dividend Reinvestment Plan. Please be aware that all dividends and distributions will be automatically reinvested in shares of the Fund's common stock, $.01 par value ("Common Stock"), at no cost to the stockholder.

    Acquisitions of shares of Common Stock for reinvestment may be made by the Fund through the issuance of new shares of Common Stock by the Fund at the then current net asset value ("NAV") and/or by acquisition by the Fund of its shares of Common Stock that are selling at a discount to NAV. Reinvested dividends and distributions will be used by the Fund for general investment and operating purposes, including additional investments in portfolio companies.

    Shares of Common Stock acquired by the Fund in accordance with the Plan will be held in the name of the Fund in unissued form by the Fund's Registrar and Transfer Agent. Each stockholder will receive a quarterly statement from the Fund setting forth the number of shares of Common Stock such stockholder owns in the Plan. These shares can be issued to the individual stockholder, or can be liquidated upon delivery of written instructions to State Street Bank and Trust Company (the "Agent").

    If you wish to not participate in the Plan and to have dividends and distributions sent to you instead of held for reinvestment, please complete and execute the following section.

         ELECTION TO RECEIVE DIVIDENDS AND NOT PARTICIPATE IN THE PLAN

    The undersigned elects not to participate in all the Dividend Reinvestment Plan of meVC Draper Fisher Jurvetson Fund I, Inc. and requests that all dividends and distributions be deposited to the following account or forwarded to the following address:

Name of Stockholder:____________________________________________________________

Account Number for Deposit:_____________________________________________________

Bank or Custodial Name:_________________________________________________________

Address for Dividend Mailing:___________________________________________________

________________________________________________________________________________

Telephone:_________________________________ Fax:________________________________

Date:________________________                           ________________________

                                                         Signature of Registered
Holder

                 Return this election to:              State Street Bank and Trust Company
                                                       225 Franklin Street
                                                       Boston, MA 02110
                                                       (617) 786-3000

--------------------------------------------------------------------------------

Until        , 2000, all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of the dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
--------------------------------------------------------------------------------


Additional information about the Fund has been included in a statement of additional information, or SAI, that has been filed with the Securities and Exchange Commission. A copy of the SAI may be obtained free of charge by writing to the Secretary of the Fund at 991 Folsom Street, Suite 301, San Francisco, California 94107, or by calling (800) 830-1822. This address and telephone number may also be used to obtain additional information about the Fund and to make stockholder inquiries. This prospectus and the SAI, as well as certain other information, will also be available on the Fund's website at http://www.meVC.com/meVCdraperfund.asp. Such information may also be reviewed and copied at the SEC's Public Reference Room, Washington, D.C. 20549. Information about the Public Reference Room may be obtained by calling (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at http://www.sec.gov, and copies of such information may be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov or by written request to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.      1940 Act File No. 814-00201

--------------------------------------------------------------------------------

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

                 AN INFORMATION TECHNOLOGY VENTURE CAPITAL FUND


                          PRUDENTIAL VOLPE TECHNOLOGY


   A UNIT OF PRUDENTIAL SECURITIES



RAYMOND JAMES & ASSOCIATES, INC.       DLJDIRECT INC.

         GRUNTAL & CO.            FIDELITY CAPITAL MARKETS
                                   A DIVISION OF NATIONAL
                                     FINANCIAL SERVICES
                                        CORPORATION


--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN DECLARED EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                      SUBJECT TO COMPLETION--MARCH 2, 2000


STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                5,000,000 Shares


                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

                 AN INFORMATION TECHNOLOGY VENTURE CAPITAL FUND

                                  Common Stock

----------------------------------------------------------------------


    This SAI is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus, subject to completion, of meVC Draper Fisher Jurvetson Fund I, Inc., dated March 2, 2000. A copy of the prospectus may be obtained by contacting us as set forth below.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                          991 FOLSOM STREET, SUITE 301
                        SAN FRANCISCO, CALIFORNIA 94107
                           TELEPHONE: (800) 830-1822
                     HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP



        , 2000

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
Investment Policies.........................................      2
Management..................................................      4
Investment Company Act Regulation...........................      6
Potential Conflicts of Interest.............................      8
Federal Income Tax Matters..................................      9
ERISA Matters...............................................     12
Transfer Agent and Registrar................................     13
Dividend Disbursing Agent...................................     13
Custodian...................................................     13
Sub-Administrator...........................................     13

--------------------------------------------------------------------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND IN THIS SAI. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THE PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IS ACCURATE ON ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THE PROSPECTUS OR OF THIS SAI.

--------------------------------------------------------------------------------

    THE PROSPECTUS AND THIS SAI CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. WE USE WORDS SUCH AS "ANTICIPATES," "BELIEVES," "PLANS," "EXPECTS," "FUTURE," "INTENDS" AND SIMILAR EXPRESSIONS TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THIS PROSPECTUS ALSO CONTAINS FORWARD-LOOKING STATEMENTS ATTRIBUTED TO THIRD PARTY SOURCES RELATING TO ESTIMATES REGARDING VENTURE CAPITAL INVESTING AND THE GROWTH OF THE INTERNET, E-COMMERCE, TELECOMMUNICATIONS, NETWORKING, SOFTWARE AND INTRANET INFRASTRUCTURE INDUSTRIES. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS FOR MANY REASONS, INCLUDING THE RISKS FACED BY US DESCRIBED IN "RISK FACTORS" AND ELSEWHERE IN THE PROSPECTUS AND IN THIS SAI.

--------------------------------------------------------------------------------

                              INVESTMENT POLICIES

    Our venture capital investments will typically be negotiated directly with the issuer in private transactions. Our investments in portfolio companies will generally be in the form of preferred stock that is convertible to common stock under certain circumstances, including the sale by the company of shares of its common stock in an initial public offering. Preferred stock offers many advantages over common stock, including:

    - In the event the company is liquidated or sold, the holders of preferred stock receive payment prior to and in preference to the holders of common stock.

    - Preferred stockholders typically have protective provisions that can have the effect of prohibiting certain transactions, including a sale of the company, unless the holders of a majority of the preferred stock approve such transaction.

    - Holders of preferred shares are often granted the right to elect one or more members of the company's board of directors.


    We are not limited to investing in preferred stock, however, and retain the right to invest in other assets if we believe that such alternative investments are in your best interests. Such other assets might include common stock, debt securities (which may or may not be convertible into equity securities) and warrants or options to purchase equity securities.


                             TEMPORARY INVESTMENTS

    Pending investments in the types of securities described above, we will invest our cash in:

    - U. S. Government securities,

    - Repurchase agreements with federally-insured banks with a maturity date of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government,

    - Certificates of deposit in a federally insured bank with a maturity date of one year or less and in a maximum amount equal to the limit on federal deposit insurance,


    - Deposit accounts maintained in a federally insured bank subject to withdrawal restrictions of one year or less, up to the limit of federal deposit insurance, and



    - Certificates of deposit or deposit accounts in federally insured banks in excess of the maximum amount of deposit insurance if the insured bank is deemed to be well-capitalized by the Federal Deposit Insurance Corporation.


                             FOLLOW-ON INVESTMENTS

    After our initial investment, we anticipate that we will often provide additional or follow-on financing to the portfolio companies. Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise increase our ownership position in a successful or promising company. We may choose to provide follow-on investments for a number of other reasons, including providing necessary financing for a company to implement its business plan, or develop a new line of business or product.


    The Investment Company Act restricts our ability to perform transactions with affiliated parties. We have applied to the SEC for exemptive relief that will allow us to make co-investments with affiliated parties. Although the SEC has granted similar relief in the past, we cannot be certain that our specific request will be granted. Even if we are granted the requested relief, it will likely be subject to certain conditions.

                                  INDEBTEDNESS

    We may use leverage to raise all or a portion of the funds required to make follow-on investments and to meet operating expenses. Such borrowing would normally occur in the later years of our operations when our investment portfolio may have significant value but limited liquidity.

                               AVERAGE INVESTMENT

    Our investment in any one of our portfolio companies will vary depending on the stage of the company's growth, the quality and completeness of its management team, the perceived business opportunity, the size of the investment sought by the issuing company and the expected return from our investment.

                                     MARGIN

    We will not:

    - Purchase any securities on margin, except for use of short-term credit necessary for the clearance of transactions,

    - Engage in short sales of securities, unless assets are sufficiently segregated or we otherwise own the securities, or

    - Purchase or sell commodities or commodity contracts, other than financial futures contracts, except as permitted by the Investment Company Act or in accordance with the terms of exemptive relief granted by the SEC.

                                   MANAGEMENT


                                                (2)                                (3)
               (1)                        POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE               WITH REGISTRANT                 DURING PAST FIVE YEARS
----------------------------------  ----------------------------  --------------------------------------
John M. Grillos*    56              Chairman, Chief Executive     Managing Member, Draper Fisher
  meVC Draper Fisher                Officer and Director          Jurvetson MeVC Management Co., LLC,
    Jurvetson Fund I, Inc.                                        Redwood City, California; Founder and
  991 Folsom Street, Suite 301                                    Managing General Partner, Itech
  San Francisco, California 94107                                 Partners, L.P.; Executive Vice
                                                                  President, Chief Operating Officer and
                                                                  Director, SmartForce; Managing
                                                                  Director, SoundView Venture Partners,
                                                                  L.P.; Managing Director, Robertson,
                                                                  Stephens & Co., San Francisco,
                                                                  California.

Peter S. Freudenthal* 36            Vice Chairman and Director    Chairman, President and Director,
  meVC Draper Fisher                                              meVC.com, Inc., San Francisco,
    Jurvetson Fund I, Inc.                                        California; Vice President and Senior
  991 Folsom Street, Suite 301                                    Equity Research Analyst, Robertson
  San Francisco, California 94107                                 Stephens & Company, San Francisco,
                                                                  California.

Harold E Hughes, Jr. 54             Director                      Chairman of the Board and CEO,
  meVC Draper Fisher                                              Pandesic LLC, Sunnyvale, California;
    Jurvetson Fund I, Inc.                                        Treasurer, Chief Financial Officer and
  991 Folsom Street, Suite 301                                    Vice President and Director of
  San Francisco, California 94107                                 Planning and Logistics, Intel
                                                                  Corporation, Santa Clara, California.

Chauncey F. Lufkin  42              Director                      Senior Vice President, Franklin
  meVC Draper Fisher                                              Advisers, Inc., San Mateo, California;
    Jurvetson Fund I, Inc.                                        Portfolio Manager, Franklin Floating
  991 Folsom Street, Suite 301                                    Rate Trust, San Mateo, California;
  San Francisco, California 94107                                 Portfolio Manager, Franklin Principal
                                                                  Maturity Trust, San Mateo, California.

Larry J. Gerhard    59              Director                      President and Chief Executive Officer,
  meVC Draper Fisher                                              eVineyard, Portland, Oregon;
    Jurvetson Fund I, Inc.                                        President, Chairman of the Board,
  991 Folsom Street, Suite 301                                    Chief Executive Officer and Director,
  San Francisco, California 94107                                 Summit Design, Inc., Beaverton,
                                                                  Oregon.

Andrew E. Singer    29              President                     Chief Executive Officer and Director,
  meVC Draper Fisher                                              meVC.com, Inc., San Francisco,
    Jurvetson Fund I, Inc.                                        California; Senior Associate,
  991 Folsom Street, Suite 301                                    Robertson Stephens & Company, San
  San Francisco, California 94107                                 Francisco, California; Director of New
                                                                  Business, The Shansby Group, San
                                                                  Francisco, California.

Paul Wozniak       36               Vice President, Chief         Chief Operating Officer,
  meVC Draper Fisher                Financial Officer and         meVC.com, Inc., San Francisco,
    Jurvetson Fund I, Inc.          Treasurer                     California; Vice President and
  991 Folsom Street, Suite 301                                    Director, Mutual Fund Operations, GT
  San Francisco, California 94107                                 Global, Inc. / AIM Funds, San
                                                                  Francisco, California.

                                                (2)                                (3)
               (1)                        POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE               WITH REGISTRANT                 DURING PAST FIVE YEARS
----------------------------------  ----------------------------  --------------------------------------
Kenneth Priore      30              Secretary                     Internal Counsel and Director of
  meVC Draper Fisher                                              Policy and Compliance, meVC.com, Inc.,
    Jurvetson Fund I, Inc.                                        San Francisco, California; Managing
  991 Folsom Street, Suite 301                                    Attorney: Third Party Actions,
  San Francisco, California 94107                                 Arbitration and Litigation, Office of
                                                                  Corporate Counsel, Charles Schwab &
                                                                  Co., San Francisco, California.


------------------------

*   Interested person as defined in Section 2(a)(19) of the Investment Company
    Act.

    Our independent directors will receive payment of certain fees and reimbursement of their expenses as follows:


    - Compensation of $4,800, payable in monthly installments.



    - Compensation of $10,000 for each meeting of our board of directors, or a committee of the board of directors, in which each such independent director participates, either in person or by telephone, up to a maximum of six per year for attendance at meetings of the full board of directors.


    - Reimbursement for out-of-pocket expenditures relating to attendance at meetings of the full board of directors or a committee of the board of directors and for other expenses.

    meVC Advisers will bear all fees and expenses associated with our independent directors.

    Pursuant to the investment advisory agreement with meVC Advisers, and subject to the supervision and oversight of our board of directors, meVC Advisers will be responsible for our day-to-day operations, administration and regulatory compliance, including the following:

    - Setting and maintaining our strategic direction;

    - Maintaining our financial records;

    - Preparing financial and accounting reports for presentation to our board of directors and stockholders and for filing with governmental agencies;

    - Calculating and publishing our net asset value;

    - Overseeing the preparation and filing of our tax returns;

    - Preparing and providing reports to our board of directors and stockholders; and

    - Overseeing generally the payment of our expenses and the performance of administrative and professional services rendered to us by others.

    meVC Advisers will also have responsibility, subject to oversight by our board of directors, of evaluating, investigating and selecting investments for our portfolio, including follow-on and temporary investments and borrowing.

    meVC Advisers will pay its own costs and expenses, including any costs and expenses incurred by it when acting on our behalf, and has also agreed to pay certain of our costs and expenses, including the following:

    - Operating expenses incurred in the ordinary conduct of our business, including expenses associated with our office facilities and clerical, bookkeeping and record keeping services,

    - All expenses related to calculating and publishing our net asset value,

    - All of the fees and expenses payable to our independent directors,

    - All fees and expenses of our legal counsel, independent accountants, outside consultants, custodian and transfer agent and registrar,

    - All expenses related to printing and mailing share certificates, reports and notices to stockholders and proxy statements,

    - All expenses related to meetings of our directors and stockholders, and

    - All federal and state registration fees.

    Subject to the oversight and supervision of our board of directors, Draper Advisers will be responsible for:

    - Negotiating and structuring investments and implementing our investment objective, including analyzing and selecting our portfolio investments, and

    - Providing managerial assistance and guidance to the companies in which we invest by serving on the boards of directors, assisting in the selection of management personnel, performing market and product analysis, and the formulating marketing and financing strategies.

    Draper Advisers will pay all of its own costs and expenses, including any costs and expenses incurred by it when acting on our behalf for meVC Advisers.

                       INVESTMENT COMPANY ACT REGULATION

    As described in the prospectus, the Investment Company Act places certain restrictions on the types of assets we may hold to maintain our qualification as a business development company, and requires us to provide or make available significant managerial assistance to the companies in which we invest. In addition, we are prohibited from investing in certain types of companies, including brokerage firms, insurance companies and investment banking firms.

    As a business development company, we are permitted, under certain specified conditions, to issue multiple classes of senior debt and a single class of interests senior to the shares of our common stock offered for sale pursuant to the prospectus. We can do so, however, only if our asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior interests, and we do not make any distribution to our stockholders or repurchase any shares of our common stock at any time when our asset coverage ratio has fallen below 200%.

    As a business development company, we may not alter or change our investment objective and policies in any manner whatsoever without the approval of our stockholders, nor can we change our non-diversification status without stockholder approval. We may, in the future, seek to become exempt from regulation by the Investment Company Act.

    We are also prohibited under the Investment Company Act from knowingly participating in a joint transaction with an affiliate of any of our directors, meVC Advisers, Draper Advisers or any other entity managed by either of them. We believe it will be beneficial to you if we are allowed to co-invest with meVC Advisers, Draper Advisers, any affiliated entity of either of them and any other entity managed by either of them or their members or principals, provided that such co-investment is consistent with our investment objective. We believe co-investment with such entities will offer us the ability to achieve greater diversification and, together with the affiliated entity or entities with which we co-invest, to exercise greater influence on the companies in which we co-invest.


    To allow co-investments and follow-on investments with our affiliated entities, we have applied to the SEC for exemptive relief to permit such co-investment on certain specified terms and conditions, including the approval of the terms of our investment by at least a majority of our independent directors.

    We believe the SEC will grant exemptive relief to allow co-investment with affiliated entities only upon certain conditions, including the following:


    - Prior to entering into a co-investment transaction, the managing member of Draper Advisers will make an independent determination as to whether we should participate in the transaction and, with respect to those co-investment transactions deemed appropriate for an investment by the Fund, provide written material to our board of directors outlining the terms of the proposed co-investment transaction.



    - After a thorough review of the terms of such co-investment transaction, at least a majority of our independent directors must conclude that:



       - The terms of the transaction, including the price to be paid, are reasonable and fair to our stockholders and do not involve overreaching of us or our stockholders by any other party;



       - The transaction is consistent with the interests of our stockholders and our investment objective and strategies;



       - We will not be disadvantaged by making, maintaining or disposing of the investment; and



       - Our participation in such investment opportunity will not benefit any affiliated party or any of their respective affiliates, except as specifically permitted in the Investment Company Act.



    - Subject to certain narrow exceptions, we may not participate in any co-investment transaction unless the terms, conditions, price, class of securities to be purchased, settlement date, and registration rights are the same for us and our affiliated entity.



    - Subject to certain narrow exceptions, if any of our affiliated entities elects to sell, exchange, or otherwise dispose of any security that we also hold, upon the approval by a majority of our independent directors, we shall be allowed to participate in such transaction pro rata at the same price and on the same terms and conditions as those applicable to our affiliated entity.



    - With respect to any proposed investment in a portfolio company in which any of our affiliated entities is an existing investor, in the event such affiliated entity has elected not to participate in such proposed transaction, or only to participate to an immaterial degree, the Fund shall be prohibited from participating in such transaction unless all of our independent directors shall determine that participation by the Fund in such transaction is in the best interests of us and our stockholders.



    - Our independent directors shall review not less than quarterly all information concerning co-investment transactions made or considered during the preceding quarter to determine compliance with all of these conditions.



    - None of our independent directors shall also be a director, general partner, principal or otherwise an affiliate of any of our affiliated entities.



    - The managing member(s) of Draper Advisers shall not also serve as a director, officer or employee of, nor hold any economic interest in, any of our affiliated entities.


    In addition to the restrictions described above, the following persons are required to obtain the approval of a majority of our independent directors or, in some situations, the SEC before engaging in transactions involving us or the companies in which we invest:

    - Any person who owns, controls, or holds the power to vote more than 5% of our outstanding shares of voting stock,

    - Each director, executive officer and general partner of any such person, and

    - Each person who directly or indirectly controls, is controlled by, or is under common control with, such person.

                        POTENTIAL CONFLICTS OF INTEREST

                  OTHER ACTIVITIES OF THE INVESTMENT ADVISERS


    We do not anticipate having independent management or employees and will rely upon our directors, meVC Advisers and Draper Advisers for management and administration of the Fund, as well as the selection of our investments. The directors, officers and members of meVC Advisers and Draper Advisers may have conflicts of interest in allocating their time performing services for us and for other funds in which they are involved. In addition, meVC.com, the parent of meVC advisers, may also sponsor additional funds with similar investment objectives. Nevertheless, we believe that meVC Advisers, meVC.com and Draper Advisers have sufficient personnel to satisfy all of their responsibilities. The members of Draper Advisers have legal and financial obligations with respect to their other funds that are similar to their obligations to us.


                   TIMING OF DISPOSITION OF FUND INVESTMENTS

    meVC Advisers and Draper Advisers each have an interest in our profits and losses. Their interests may, in some cases, be inconsistent with your interests with respect to the timing of disposition of our investments in portfolio companies. Our directors will, however, exercise supervisory and oversight authority over their actions. Our directors have a fiduciary duty imposed by applicable law to act in our best interests.

                              LEGAL REPRESENTATION

    Our legal counsel may also provide services to meVC Advisers. If a conflict in representation arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such counsel will withdraw from the representation of one or both of the parties with conflicting interests with respect to the matter involved. Our legal counsel has not acted and will not act on the behalf of any purchaser of shares of our common stock in connection with this offering. Each prospective purchaser of our shares should consult with its own counsel prior to purchasing our shares.

                       CONFLICTS WITH PORTFOLIO COMPANIES

    The interests of a company in which we invest may, from time to time, conflict with your best interests. If meVC Advisers or Draper Advisers becomes actively involved in the management of any of our portfolio companies, they will resolve such conflicts of interest in what they consider to be your best interests.

                           FEDERAL INCOME TAX MATTERS


    You should consult your own tax adviser with respect to the tax considerations applicable to a purchase of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws.



    We intend to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income from interest and dividends and net short term capital gains). We must also meet several additional requirements, including:


    - At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, and gains from sales or other disposition of securities, or other income derived with respect to our business of investing in securities,

    - As diversification requirements, as of the close of each quarter of our taxable year:

       - at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (1) we do not hold more than 10% of the voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

       - no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

    If we were unable to qualify for treatment as a regulated investment company, we would be subject to tax on our ordinary income and capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If the Company fails to meet the requirements of Subchapter M in its first taxable year or, with respect to later years, for more than two consecutive years and then seeks to requalify under Subchapter M, it would be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Company likely would be distributed to shareholders as a taxable distribution.

    If we qualify as a regulated investment company and distribute to stockholders each year in a timely manner at least 90% of our "investment company taxable income" as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. In addition, if we distribute in a timely manner the sum of
(i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

    However, the diversification requirements outlined above are liberalized in the case of certain investment companies. In particular, if we, as a Business Development Company, meet certain requirements described below, the 50% diversification requirement is modified so that we may include in our

50% pool of investments, the value of the securities of any corporate issuer (even if we hold more than 10% of the corporate issuer's voting securities) so long as at the time of the latest investment in the applicable corporate issuer's securities the tax basis which we have in all securities issued by the corporate issuer does not exceed 5% of the total value of all of our assets. This exception does not apply if we have continuously held any securities of the applicable corporate issuer for a period of 10 years.

    In order for the modified diversification rule to apply, the SEC must determine and certify to the Internal Revenue Service, or the IRS, no more than 60 days prior to the close of a tax year that we are principally engaged in furnishing capital to corporations which corporations are themselves principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation shall be considered principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available for at least 10 years after the first acquisition of any security in such corporation by us if, at the date of the original acquisition, the issuer corporation was principally so engaged. In addition, we shall be considered at any date to be furnishing capital to any corporation whose securities we hold, if within 10 years before such date, we have acquired securities in the applicable corporate issuer.

    The modified diversification rule does not apply to any quarter if, at the close of such quarter, more than 25% of our total assets are comprised of securities of corporate issuers, with respect to each of which (i) we hold more than 10% of the outstanding voting securities of such issuer and (ii) we have continuously held a security of such issuer (or a predecesor) for ten or more years.

    If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or certain "qualified variable rates") or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

    For any period during which we qualify for treatment as a regulated investment company for federal income tax purposes, distributions to stockholders attributable to our ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains (designated by us as capital gain dividends) will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his or her common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date for filing our return for that taxable year, (ii) make the election in that return, and
(iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

    To the extent that we retain any capital gains, we may designate them as "deemed distributions" and pay a tax thereon for the benefit of our stockholders. In that event, the stockholders report their share of retained realized long-term capital gains on their individual tax returns as if the share had been received, and report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the rate payable by individuals on such gains can currently be as low as 20%, the amount of credit that individual stockholders may report is expected to exceed the amount of tax that they would be required to pay on long-term capital gains. Stockholders who are not subject to federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

    Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder's holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a stockholder who held shares of our Common Stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such stockholder's taxable income 50% of such stockholder's share of such gain. 42% (28% for stock the holding period for which begins after December 31, 2000) of any amount so excluded would be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock "rollover" provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

    A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder's shares of Common Stock. Any gain arising from the sale or exchange of Common Stock generally will be treated as capital gain or loss if the Common Stock is held as a capital asset, and will be treated as long-term capital gain or loss if the stockholder has held his or her shares of Common Stock for more than one year. However any capital loss arising from a sale or exchange of shares of Common Stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends (or undistributed capital gain) received with respect to such shares of Common Stock.

    We may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

    Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in us.

    Unless an exception applies, we will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such stockholder's taxable income for such year as net investment income, as net realized capital gains (if applicable) and as "deemed" distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

    Under our Dividend Reinvestment Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of Common Stock acquired through the Plan.

                                 ERISA MATTERS


    The provisions of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, are complex. Consequently, if you are subject to ERISA, you should consult with your own financial and legal Advisers prior to investing in our shares of common stock.


    A fiduciary of a pension, profit-sharing or other employee benefit plan which is subject to ERISA, and those purchasing our shares on behalf of an Individual Retirement Account, may wish to consider the requirements of ERISA and/or the Internal Revenue Code, as applicable, in the context of your particular circumstances before purchasing our shares of common stock. Among other factors, you may wish to consider:

    - Whether an investment in our shares satisfies the prudence requirements of
      Section 404(a)(1)(B) of ERISA;

    - Whether an investment in our shares satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA;

    - Whether an investment in our shares is in accordance with your governing documents as required by Section 404(a)(1)(D) of ERISA;

    - Whether an investment in our shares will trigger a prohibited transaction in violation of Section 406 of ERISA or Section 408(e)(2) or 4975 of the Internal Revenue Code; and

    - To what extent the definition of "plan assets" under ERISA and Department of Labor regulations may affect an investment in our shares.

    Neither ERISA nor the Internal Revenue Code defines "plan assets." However, pursuant to Department of Labor regulations, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If our assets are deemed to be "plan assets" of an employee plan or an IRA that purchases our shares of common stock:

    - The prudence standards and other ERISA provisions will be deemed applicable to our investments in portfolio companies;

    - Those who have investment discretion over your assets will be liable under ERISA for our investments in portfolio companies that do not conform to the ERISA standards; and

    - Certain transactions that we may enter into in the future in the ordinary course of our business might constitute prohibited transactions under ERISA and/or the Internal Revenue Code. A prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of plans subject to ERISA and IRA's, may also result in the imposition of an excise tax under the Internal Revenue Code upon the disqualified person participating in the prohibited transaction. Such an event could also result in disqualification of the IRA.


    Our assets would not be considered "plan assets" under ERISA and Department of Labor regulations as long as our shares of common stock are "publicly-offered securities". Under the regulations, a share will be considered a "publicly-offered security" if it is widely held, freely transferable, and sold to an ERISA plan or IRA pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that our shares are registered under the Securities Exchange Act of 1934 within a specified time period. Whether a security is considered "freely transferable" depends on the facts and circumstances of each case. Generally, if the security is part of an offering in which the minimum investment is $10,000 or less, certain restrictions, by themselves, will not prevent the security from being considered freely transferable. The minimum investment permitted in our shares is $2,000 and we have imposed no restrictions on transfer or assignment of the shares, other than the limitations set forth under "Suitability requirements." A class of securities is considered "widely-held" if, immediately after the initial offering, it is owned by 100 or more investors independent of the issuer and of one another.


    We believe that our shares of common stock will be considered
"publicly-offered securities" and that our assets will not be considered "plans assets" of the ERISA plans and IRAs that buy our shares.

                          TRANSFER AGENT AND REGISTRAR

    State Street Bank and Trust Company will act as our Transfer Agent and Registrar.

                           DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company will act as our Dividend Disbursing
Agent.

                                   CUSTODIAN

    State Street Bank and Trust Company will act as our Custodian with responsibility for the safekeeping of our assets covered under the Custodian Agreement.

                               SUB-ADMINISTRATOR

    State Street Bank and Trust Company will act as our Sub-Administrator.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    The following financial statements and exhibits are filed as part of the Registration Statement.


1.     Financial Statements.

       + Statement of Assets and Liabilities of Registrant, dated as of December 8,
       1999.

2.     Exhibits:

                   **99.a  Certificate of Incorporation of Registrant.

                   **99.b  Bylaws of Registrant.

                     99.c  Not applicable.

                    +99.d  Form of share certificate.

                   **99.e  Form of Dividend Reinvestment Plan.

                     99.f  Not applicable.

                **99.g(1)  Form of Investment Advisory Agreement between Registrant and
                           meVC Advisers, Inc.

                **99.g(2)  Form of Investment Sub-Advisory Agreement between meVC
                           Advisers, Inc. and Draper Fisher Jurvetson MeVC Management
                           Co., LLC.

                    *99.h  Form of Underwriting Agreement.

                     99.i  Not applicable.

                   **99.j  Form of Custodian Agreement between Registrant and State
                           Street Bank and Trust Company.

                **99.k(1)  Form of Registrar, Transfer Agency and Service Agreement
                           between Registrant and State Street Bank and Trust Company.

                **99.k(2)  Form of Sub-Administration Agreement between State Street
                           Bank and Trust Company and meVC Advisers, Inc. on behalf of
                           Registrant.

                **99.k(3)  Form of Indemnification Agreement for Registrant's directors and officers.

                 +99.k(4)  Form of Investment Management Agreement between meVC.com,
                           Inc. and Fleet Investment Advisors Inc.

                    *99.l  Opinion and Consent of Pillsbury Madison & Sutro LLP, San
                           Francisco, California.

                     99.m  Not applicable.

                    +99.n  Consent of PricewaterhouseCoopers LLP, San Francisco,
                           California.

                     99.o  Not applicable.

                     99.p  Not applicable.

                     99.q  Not applicable.


------------------------

+   filed herewith

*   to be filed by amendment

**  previously filed

ITEM 25. MARKETING ARRANGEMENTS.

    Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


Registration fees...........................................  $    132,000

Legal fees..................................................       450,000

NASD fees...................................................        30,500

Accounting fees.............................................         6,200

Printing fees...............................................       250,000

Miscellaneous fees..........................................        31,300

Total fees..................................................  $    900,000
                                                              ============


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Each of the following entities may be deemed to be under common control with the Registrant:


          ENTITY              BASIS OF POTENTIAL COMMON CONTROL    JURISDICTION
--------------------------  -------------------------------------  ------------
Draper Associates, L.P.     Entity or its investment adviser is    California
                            under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Associates II, L.P.  Entity or its investment adviser is    California
                            under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Fisher Associates    Entity or its investment adviser is    California
Fund III, L.P.              under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Fisher Associates    Entity or its investment adviser is    California
Fund IV, L.P.               under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Fisher Jurvetson     Entity or its investment adviser is    California
Fund V, L.P.                under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Fisher Jurvetson     Entity or its investment adviser is    California
Fund VI, L.P.               under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Access Venture              Entity or its investment adviser is    Delaware
Partners, L.P.              under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Zone Ventures, L.P.         Entity or its investment adviser is    California
                            under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Zone Ventures II, L.P.      Entity or its investment adviser is    California
                            under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

          ENTITY              BASIS OF POTENTIAL COMMON CONTROL    JURISDICTION
--------------------------  -------------------------------------  ------------
Draper Atlantic Venture     Entity or its investment adviser is    Delaware
Fund, L.P.                  under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Triangle Ventures,   Entity or its investment adviser is    Pennsylvania
L.P.                        under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Wasatch Venture             Entity or its investment adviser is    Utah
Fund, L.P.                  under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Draper Fisher Jurvetson     Entity or its investment adviser is    Delaware
Gotham Venture Fund, L.P.   under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

Timberline Venture          Entity or its investment adviser is    Delaware
Partners, L.P.              under common control, or is otherwise
                            affiliated with, Registrant's
                            investment sub-adviser

meVC.com, Inc.              Sole stockholder of Registrant's       Delaware
                            investment adviser


ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

    As of December 8, 1999:

TITLE OF CLASS                                                HOLDERS OF RECORD
--------------                                                -----------------
Common Stock, $.01 par value................................         -1 -

ITEM 29. INDEMNIFICATION.

    Reference is made to the provisions of Article XIII of Registrant's Certificate of Incorporation, Article 5 of Registrant's Bylaws and the form of Indemnification Agreement for directors and officers of the Registrant, each of which is filed as an exhibit to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    meVC Advisers, Inc., a Delaware corporation, is Registrant's investment adviser. meVC Advisers is a wholly-owned subsidiary of meVC.com, Inc., a Delaware corporation. meVC Advisers is a newly organized corporation with no prior operating history. Other than the services provided to Registrant and described in this Registration Statement, meVC Advisers provides no investment management or advisory services to any other person or entity. The list required by this Item 30 of officers and directors of meVC Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to

Schedules A and D of the Form ADV, filed by meVC Advisers with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as
amended (SEC File No.          ), on February 24, 2000.



    Draper Fisher Jurvetson MeVC Management Co., LLC, a California limited liability company, is an investment sub-adviser under contract with meVC Advisers. Draper Advisers is a newly organized limited liability company with no prior operating history. Other than the services provided to meVC Advisers and described in this Registration Statement, Draper Advisers provides no investment management or advisory services to any other person or entity. The list required by this Item 30 of members, officers and directors of Draper Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such members, officers and directors during the past two years, is incorporated by reference to Schedules C and D of the Form ADV, filed by Draper Advisers with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (SEC File No.
         ), on February 25, 2000


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

Fund:       meVC Draper Fisher Jurvetson Fund I, Inc.
            991 Folsom Street, Suite 301
            San Francisco, California 94107

Custodian:  State Street Bank and Trust Company
            225 Franklin Street
            Boston, Massachusetts 02110

Investment  meVC Advisers, Inc.
Adviser:    991 Folsom Street, Suite 301
            San Francisco, California 94107

ITEM 32. MANAGEMENT SERVICES.

    Not Applicable.

ITEM 33. UNDERTAKINGS.

    1. Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

    2.  Registrant undertakes:

       (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

            (i) to include any prospectus required by Section 10(a)(3) of the
                Securities Act;

            (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

       (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    3.  Registrant undertakes that:

       (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

       (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    4. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, Registrant's Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 2nd day of March, 2000.



                                MEVC DRAPER FISHER JURVETSON FUND I, INC.

                                By:                      *
                                     -----------------------------------------
                                                  John M. Grillos
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement has been executed by the following persons in the capacities indicated on March 2, 2000.



             NAME                         TITLE
             ----                         -----

                                Chairman, Chief Executive
              *                   Officer and Director
------------------------------    (principal executive
       John M. Grillos            officer and director)

              *
------------------------------  Vice Chairman and Director
     Peter S. Freudenthal

     /s/ LARRY J. GERHARD
------------------------------  Director
       Larry J. Gerhard

  /s/ HAROLD E. HUGHES, JR.
------------------------------  Director
    Harold E. Hughes, Jr.

    /s/ CHAUNCEY F. LUFKIN
------------------------------  Director
      Chauncey F. Lufkin

                                Vice President, Treasurer,
       /s/ PAUL WOZNIAK           and Chief Financial
------------------------------    Officer (principal
         Paul Wozniak             financial and accounting
                                  officer)





*By:     /s/ KENNETH PRIORE
      -------------------------
           Kenneth Priore
          ATTORNEY-IN-FACT

                               POWER OF ATTORNEY

    In addition to signing this Registration Statement, the undersigned hereby constitutes and appoints John M. Grillos, Peter S. Freudenthal, Andrew E. Singer and Kenneth Priore, and each of them individually, his attorneys-in-fact and agents, with full power of substitution and resubstitution in his name and stead, and in his capacity as a director and/or officer, as the case may be, of meVC Draper Fisher Jurvetson Fund I, Inc., to sign and file such amendments to this Registration Statement, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.


             NAME                         TITLE
             ----                         -----

     /s/ LARRY J. GERHARD
------------------------------           Director
       Larry J. Gerhard

  /s/ HAROLD E. HUGHES, JR.
------------------------------           Director
    Harold E. Hughes, Jr.

    /s/ CHAUNCEY F. LUFKIN
------------------------------           Director
      Chauncey F. Lufkin

                                 EXHIBIT INDEX


       EXHIBIT          EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
               **99.a   Certificate of Incorporation of Registrant

               **99.b   Bylaws of Registrant

                +99.d   Form of Share Certificate

               **99.e   Form of Dividend Reinvestment Plan

            **99.g(1)   Form of Investment Advisory Agreement between Registrant and
                        meVC Advisers, Inc.

            **99.g(2)   Form of Investment Sub-Advisory Agreement between meVC
                        Advisers, Inc. and Draper Fisher Jurvetson MeVC Management
                        Co., LLC.

                *99.h   Form of Underwriting Agreement

               **99.j   Form of Custodian Agreement between Registrant and State
                        Street Bank and Trust Company.

            **99.k(1)   Form of Registrar, Transfer Agency and Service Agreement
                        between Registrant and State Street Bank and Trust Company.

            **99.k(2)   Form of Sub-Administration Agreement between State Street
                        Bank and Trust Company and meVC Advisers, Inc. on behalf of
                        Registrant

            **99.k(3)   Form of Indemnification Agreement for Registrant's directors and officers

             +99.k(4)   Form of Investment Management Agreement between meVC.com,
                        Inc. and Fleet Investment Advisors Inc.

                *99.l   Opinion and Consent of Pillsbury Madison & Sutro LLP, San
                        Francisco, California

                +99.n   Consent of PricewaterhouseCoopers LLP, San Francisco,
                        California


------------------------

+   Filed herewith

*   To be filed by amendment

**  Previously filed